As filed with the Securities and Exchange Commission on February 27, 2004


                            Registration No. 333-9217

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [X]


               Pre-Effective Amendment No.                                [ ]
                                            -----
               Post-Effective Amendment No.   16                          [X]
                                            ------


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [X]


               Amendment No.   18                                         [X]
                             ------


                               ORCHARD SERIES FUND
               (Exact Name of Registrant as Specified in Charter)

        8515 E. Orchard Road, Greenwood Village, Colorado          80111-5002
         (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's Telephone Number, including Area Code: (303) 737-3000

                                  W.T. McCallum
                      President and Chief Executive Officer
                   Great-West Life & Annuity Insurance Company
                              8515 E. Orchard Road
                        Greenwood Village, Colorado 80111
                     (Name and Address of Agent for Service)

                          Copies of Communications to:
                            James F. Jorden, Esquire
                                 Jorden Burt LLP
                 1025 Thomas Jefferson St. N. W., Suite 400 East
                          Washington, D. C. 20007-0805

Approximate Date of Proposed Public Offering: Upon this Registration Statement being declared effective.

It is proposed that this filing will become effective (check appropriate box)


        [ ] immediately upon filing pursuant to paragraph (b)
        [X] on February 27, 2004 pursuant to paragraph (b)
        [ ] 60 days after filing pursuant to paragraph (a)(1)
        [ ] on pursuant to paragraph (a)(1)
        [ ] 75 days after filing pursuant to paragraph (a)(2)
        [ ] on pursuant to paragraph (a)(2)of Rule 485.


If appropriate, check the following box:

        [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               ORCHARD SERIES FUND
                          The Orchard DJIASM Index Fund
                      The Orchard Nasdaq-100 Index(R) Fund
                        The Orchard S&P 500 Index(R) Fund
                           The Orchard Index 600 Fund


                             8515 East Orchard Road
                        Greenwood Village, CO 80111-5002


                                (800) 338 - 4015


This Prospectus describes four mutual funds that emphasize long-term growth of capital (each, a "Fund" and, collectively, the "Funds"). GW Capital Management, LLC ("GW Capital Management"), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company, serves as investment adviser to each of the Funds.

Each Fund is a separate mutual fund of the Orchard Series Fund (the "Trust"). This Prospectus contains important information about each Fund, which you should consider before investing. Please read it carefully and save it for future reference.


This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                The date of this Prospectus is February 27, 2004.




                                    CONTENTS

THE FUNDS AT A GLANCE                                                        1


PERFORMANCE                                                                  3


FEES AND EXPENSES                                                            8




MORE INFORMATION ABOUT THE PRINCIPAL
INVESTMENT OBJECTIVES, INVESTMENTS, INVESTMENT
STRATEGIES, AND RISKS OF THE FUNDS                                           8

MANAGEMENT OF THE FUNDS                                                     13


IMPORTANT INFORMATION ABOUT YOUR INVESTMENT                                 14


INVESTING IN THE FUNDS                                                      15


FINANCIAL HIGHLIGHTS                                                        18




                              THE FUNDS AT A GLANCE


The following information about each Fund is only a summary of important information you should know. More detailed information about the Funds' investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in any of the Funds.


ORCHARD STOCK INDEX FUNDS

The investment objective for the Orchard DJIASM Index Fund, Orchard Nasdaq-100 Index(R) Fund, Orchard Index 600 Fund and Orchard S&P 500 Index(R) Fund is to:

o Seek investment results that track as closely as possible the total return of the common stocks that comprise its benchmark index.

The principal investment strategies for each Fund are as follows:


o Under normal circumstances, each Fund invests at least 80% of its assets in common stocks of the applicable benchmark index. Each Fund attempts to replicate the performance of its specific benchmark index by purchasing the underlying common stocks comprising the benchmark index. Depending on the level of assets in the Fund, each Fund may not hold all of the securities of its benchmark index. Instead, each Fund may hold a representative sample of securities included in its benchmark index. Each Fund may also invest in products derived from the specific benchmark index in order to achieve its goal of replicating the performance of its benchmark index.


o Each Fund may use futures contracts on market indexes and options on the futures contracts as a means of tracking its benchmark index.

 The applicable benchmark indexes are:

        FUND                               BENCHMARK INDEX
        ----                               ---------------

  Orchard DJIASM Index Fund          Dow Jones Industrial AverageSM ("DJIASM")
  Orchard Nasdaq-100 Index(R)Fund    Nasdaq-100 Index(R)
  Orchard Index 600 Fund             S&P SmallCap 600 Index(R)
  Orchard S&P 500 Index(R)Fund       S&P 500(R)Composite Stock Price Index


The Dow Jones Industrial AverageSM is a price-weighted index of thirty "blue chip" U.S. stocks of industrial companies (excluding transportation and utility companies) chosen by Dow Jones & Company, Inc. as being representative of the U.S. economy as a whole. A price-weighted index is computed by adding the price of all the component stocks together and dividing by a factor that takes into account changes to the index composition (among other factors) over time. The DJIASM is generally acknowledged to be the most recognized stock market indicator, quoted by most major domestic news services as the measure of the performance of the stock market as a whole. Total returns for the DJIASM assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in these stocks.

The Nasdaq-100 Index(R) is a widely-recognized, unmanaged, modified-market, value-weighted index designed to track the performance of the 100 largest and most actively traded non-financial domestic and international securities listed on the Nasdaq Stock Market. It is generally acknowledged that the Nasdaq -100 Index(R) represents the performance of the large-cap technology sector of the entire stock market. Total returns for the Nasdaq-100 Index(R) assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in these stocks.

The S&P 500(R) Composite Stock Price Index (the "S&P 500(R)") is a widely recognized, unmanaged, market-value weighted index (shares outstanding multiplied by stock price) of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq National Market System. The stocks that make up the S&P 500(R) are issued by leading companies in leading industries within the U.S. economy. It is generally acknowledged that the S&P 500(R) broadly represents the performance of publicly traded common stocks in the United States.

The S&P SmallCap 600 Index(R) (the "S&P 600(R)") is a widely recognized, unmanaged index of 600 domestic stock prices. The index is market-value weighted, meaning that each stock's influence on the index's performance is directly proportional to that stock's "market value" (stock price multiplied by the number of outstanding shares). The stocks that make up the S&P 600(R) are issued by small companies (companies with a market capitalization between approximately $300 million and $1 billion, with an average market capitalization of $42.5 million) and trade on the New York Stock Exchange, American Stock Exchange or the Nasdaq Stock Market. The S&P 600(R) is designed to monitor the performance of publicly traded common stocks of the small company sector of the United States equities market.

Both the S&P 600(R) and the S&P 500(R) are sponsored by Standard & Poor's(R), which is responsible for determining which stocks are represented on the indexes. Total returns for the S&P 600(R) and the S&P 500(R) assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.

The principal investment risks shared by all of the Funds include:


o At any given time, your shares of any of the Funds could be worth less than what you paid for them.

o Stocks are volatile and can decline in value significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy or the market as a whole.


o It is possible that the benchmark index may perform unfavorably and/or underperform the market as a whole. Therefore, it is possible that a Fund could have poor investment results even if it is successful in tracking the return of the benchmark index.


o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.


o Several factors will affect a Fund's ability to track precisely the performance of its benchmark index. For example, unlike benchmark indexes, which are merely unmanaged groups of securities, each Fund has operating expenses and those expenses will reduce the Fund's total return. In addition, a Fund may own less than all of the securities of a benchmark index, which also may cause a variance between the performance of the Fund and its benchmark index. Furthermore, while a Fund remains small in relation to the overall market capitalization of the index and number of shares in the index it may have a greater risk that its performance will not match that of the index.

o When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included in the index and the price of a futures contract will not match. There is also a risk that the Fund could be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk that the use of these types of derivative techniques could cause the Fund to lose more money than if the Fund had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

o Each of the Funds is classified as "non-diversified." This allows each Fund to invest more than 5% of its assets in the stock of a single company. To the extent a Fund invests a greater percentage of its assets in a single company, the Fund has greater exposure to the performance and risks of that stock of the company.

o In addition, although the Funds do not seek to "concentrate" (in other words, invest 25% or more of its total assets) in stocks representing any particular industry, each Fund will so concentrate to the extent consistent with the relevant industry weightings of their respective benchmark indexes. To the extent a Fund invests a greater percentage of its assets in a single company or industry, the Fund has greater exposure to the performance and risks of that company or industry.


The Orchard DJIASM Index Fund has the following additional risks:


The Orchard DJIASM Index Fund invests in a relatively small group of securities listed on the major stock exchanges. The risk that the value of an individual security or particular type of security can be more volatile than the market as a whole, or can perform differently than the market as a whole, is magnified if that particular security falls within the small grouping in which the Orchard DJIASM Index Fund invests. Additionally, the portfolio turnover rate for this Fund in 2003 was in excess of 100%. High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).


The Orchard Nasdaq-100 Index(R) Fund has the following additional risks:


The Orchard Nasdaq-100 Index(R) Fund invests in a relatively small grouping of securities listed on the Nasdaq Stock Market. Currently, the Orchard Nasdaq-100 Index(R) Fund invests heavily in technology stocks or in the technology "sector." The risk that the value of an individual security, particular type of security or business sector can be more volatile than the market as a whole, or can perform differently than the market as a whole, is magnified if that particular security falls within the small grouping in which the Orchard Nasdaq-100 Index(R) Fund invests.


The Orchard Index 600 Fund has the following additional risk:

The Orchard Index 600 Fund invests in the stocks of small companies. The stocks of small companies often involve more risk and volatility than those of larger companies. Small companies are often dependent on a small number of products and have limited financial resources. They may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision.

                                   PERFORMANCE

TOTAL RETURN


The bar charts and table that follow provide an indication of the risk of investing in the Funds. The bar charts illustrate the Funds' performance for each calendar year since inception. The table that follows the bar charts illustrates how the Funds' average annual total returns before and after taxes for the one-year and, as appropriate, five-year periods ending December 31, 2003, and for the period since inception, compare to a broad based stock market index. The returns shown below are historical and are not an indication of future performance.

                     [This space intentionally left blank.]


                           YEAR-BY-YEAR ANNUAL RETURNS



                         Orchard S&P 500 Index(R) Fund

Year                                          Annual Return (%)
1998                                              27.71%
1999                                              20.32%
2000                                              -9.64%
2001                                             -12.39%
2002                                             -22.47%
2003                                              26.90%



During the periods shown in the chart for the Orchard S&P 500 Index(R) Fund, the highest return for a quarter was 21.16% (quarter ending December 1998) and the lowest return for a quarter was -17.35% (quarter ending September 2002).


                             Orchard Index 600 Fund

Year                                          Annual Return (%)
1998                                              -1.65%
1999                                              11.92%
2000                                              10.35%
2001                                               5.97%
2002                                             -15.25%
2003                                              35.98%





During the periods shown in the chart for the Orchard Index 600 Fund, the highest return for a quarter was 20.51% (quarter ending December 2001) and the lowest return for a quarter was -20.76% (quarter ending September 1998).


                     [This space intentionally left blank.]


                           YEAR-BY-YEAR ANNUAL RETURNS (continued)


                        Orchard Nasdaq-100 Index(R) Fund

Year                                          Annual Return (%)
2001                                              -33.08%
2002                                              -37.92%
2003                                               49.00%




During the periods shown in the chart for the Orchard Nasdaq-100 Index(R) Fund, the highest return for a quarter was 34.51% (quarter ending December 2001) and the lowest return for a quarter was -36.36% (quarter ending September 2001).


                            Orchard DJIA(SM) Index Fund

Year                                         Annual Return (%)
2001                                              -6.10%
2002                                             -15.22%
2003                                              28.28%




During the periods shown in the chart for the Orchard DJIA(SM) Index Fund, the highest return for a quarter was 13.60% (quarter ending December 2001) and the lowest return for a quarter was -17.42% (quarter ending September 2002).


                     [This space intentionally left blank.]



AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003:

Fund               Average Annual Total Returns      Past 1 Year  Past 5 Years Life of Fund   Inception Date of Fund

Orchard S&P 500    Return Before Taxes                 26.90%     -1.29%         5.97%         February
Index(R)Fund                                                                                   3, 1997
                   S&P 500 Index(R)2  (reflects no     -28.68%     -0.57%         6.72%
                   deduction for fees, expenses or
                   taxes)


Orchard 600        Return Before Taxes                 35.98%      8.57%         9.06%        February
Index Fund                                                                                    3, 1997

                   S&P SmallCap 600 Index(R)2          38.78%      9.66%        10.00%
                   (reflects no deduction for
                    fees, expenses or taxes)


Orchard DJIA SM    Return Before Taxes                 28.28%       N/A         -0.43%        August
Index Fund                                                                                    25, 2000

                   Dow Jones Industrial Average SM     29.93%       N/A         -0.01%
                   3 (reflects no deduction for
                   fees, expenses or taxes)


Orchard            Return Before Taxes                 49.00%       N/A         -25.01%      August
Nasdaq-100                                                                                   25, 2000
Index(R)Fund

                   Nasdaq-100 Index(R)4 (reflects       49.49%       N/A         26.30%
                   no deduction for fees, expenses
                   or taxes)


In addition, a fund's past performance is not necessarily an indication of how the fund will perform in the future.

Notes to Average Annual Total Returns Table:


(1)Standard &  Poor's(R),"  "S&P(R),"  "S&P  500(R)," "S&P 600(R),"  "Standard &
Poor's 500," "Standard & Poor's SmallCap 600 Index" and "S&P SmallCap 600 Index" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Great-West Life & Annuity Insurance Company and its majority-owned subsidiaries and affiliates. Orchard Series Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in Orchard Series Fund.

(2)The DJIASM is sponsored by Dow Jones & Company, Inc., which is responsible for determining which stocks are included in the DJIASM. "Dow JonesSM," "Dow Jones Industrial AverageSM" and "DJIASM" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Orchard Series Fund. The Orchard DJIASM Index Fund is based on the Dow Jones Industrial AverageSM. Orchard Series Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc., and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in Orchard Series Fund or the Orchard DJIASM Index Fund. Dow Jones will not have any liability in connection with the Orchard DJIASM Index Fund. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about: 1) the results to be obtained by the Orchard DJIASM Index Fund, the owner of the Orchard DJIASM Index Fund or any other person in connection with the use of the Orchard DJIASM Index Fund and the data included in the Orchard DJIASM Index Fund; 2) the accuracy or completeness of the Orchard DJIASM Index Fund and its data; or 3) the merchantability and the fitness for a particular purpose or the use of the Orchard DJIASM Index Fund and its data. Dow Jones will have no liability for any errors, omissions or interruption in the Orchard DJIASM Index Fund or its data. Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur. The licensing agreement between Orchard Series Fund and Dow Jones is solely for their benefit and not for the benefit of the owners of the Orchard DJIASM Index Fund or any other third parties.

(3)Nasdaq(R) determines the components of the Nasdaq-100 Index(R), and calculates, maintains and disseminates the Nasdaq-100 Index(R). The Orchard Nasdaq-100 Index(R) Fund is not sponsored, endorsed, sold or promoted by the Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to Orchard Series Fund. The Corporations make no representation or warranty, express or implied, to Orchard Series Fund or any member of the public regarding the advisability of investing in securities generally or in the Orchard Nasdaq-100 Index(R) Fund particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to Orchard Series Fund is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R), which is determined, composed and calculated by Nasdaq without regard to Orchard Series Fund or the Orchard Nasdaq-100 Index(R) Fund. Nasdaq has no obligation to take the needs of Orchard Series Fund or the Orchard Nasdaq-100 Index(R) Fund into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Orchard Nasdaq-100 Index(R) Fund to be issued or in the determination or calculation of the equation by which the Orchard Nasdaq-100 Index(R) Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Orchard Nasdaq-100 Index(R) Fund. THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                     [This space intentionally left blank.]


                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

        Maximum Sales Charge (Load) Imposed on


Purchases.........................................................NONE

Minimum Deferred Sales Charge(Load)...............................NONE

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions.....................................................NONE

Redemption Fees...................................................NONE

Exchange Fees.....................................................NONE

Maximum Account Fee...............................................NONE


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                Management   Distribution       Other       Total Annual Fund
            Fund                   Fees      (12b-1) Fees     Expenses     Operating Expenses
Orchard DJIASM Index Fund         0.60%          0.00%             0.00%          0.60%
Orchard Nasdaq-100
Index(R)Fund                      0.60%          0.00%             0.00%          0.60%
Orchard S&P 500 Index(R)Fund      0.60%          0.00%             0.00%          0.60%
Orchard Index 600 Fund            0.60%          0.00%             0.00%          0.60%


FUND EXPENSE EXAMPLES

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund                                 1 Year        3 Years      5 Years         10 Years
Orchard DJIASM Index Fund            $     62      $    194     $   340         $    774
Orchard Nasdaq-100 Index(R)Fund      $     62      $    194     $   340         $    774
Orchard S&P 500 Index(R)Fund         $     62      $    194     $   340         $    774
Orchard Index 600 Fund               $     62      $    194     $   340         $    774

    MORE INFORMATION ABOUT THE PRINCIPAL INVESTMENT OBJECTIVES, INVESTMENTS,
                 INVESTMENT STRATEGIES, AND RISKS OF THE FUNDS

The following pages contain more detailed information about the types of securities in which each of the Funds may invest, strategies GW Capital Management may use to achieve each Fund's principal investment objectives, and a summary of the principal risks. A complete listing of each Fund's investment limitations and more detailed information about their investment practices are contained in the Statement of Additional Information. All percentage limitations relating to the Funds' investment strategies are applied at the time a Fund acquires a security.

No Fund should be considered to be a complete investment program by itself. You should consider your own investment objectives as well as your other investments when deciding whether to purchase shares of any Fund. For all of the Funds, before investing, you should carefully consider your own investment goals, time horizon (the amount of time you plan to hold shares of a Fund) and risk tolerance. There is no guarantee that any Fund will meet its investment objective.

The Funds' Principal Investment Objectives

The Funds are managed to achieve returns similar to their benchmark indexes toward a goal of growth. The Funds attempt to reproduce the returns of their respective benchmark indexes by owning the securities contained in each index in as close as possible a proportion of the portfolio as each stock's weight in the benchmark index.

The Funds' Principal Investments and Investment Strategies


In order to achieve its principal investment objective, each Fund's principal investment strategy is to invest directly or indirectly in equity securities, such as common and preferred stocks, convertible stocks, and warrants, in as close as possible a proportion as each equity security's weight in the benchmark index. Depending on the level of assets in the fund, each Fund may not hold all of the securities in its benchmark index. Instead, each Fund may hold a representative sample of securities included in its benchmark index. Additionally, in order to achieve its investment objective each of the Funds may acquire the ownership proportional to the applicable Fund's benchmark index directly by purchasing all of the stocks in the benchmark index and indirectly by owning futures contracts and options on such futures contracts on those securities and by purchasing exchange-traded index funds ("ETIFs") that also seek to track the performance of the same benchmark index.

Derivative transactions are used to increase or decrease exposure to changing security prices and other factors that affect security values. Derivatives are financial instruments designed to achieve a certain economic result when an underlying index, interest rate, commodity or other financial instrument moves in price. There are four basic types of derivative products: forward contracts, futures contracts, options and swaps.


Forward contracts commit the parties to a transaction at a time in the future at a price determined when the contract is initiated. Forward contracts are the predominant means of hedging against exposure to changing prices in commodities or currency. Futures contracts are similar to forwards but differ in that they
1) are traded through regulated exchanges, and 2) are marked to market daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

 A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies or virtually any payment stream as defined by the parties.

The purchase of ETIFs allows each Fund to effectively manage cash flows and reduce brokerage fees. ETIFs may be organized as unmanaged unit investment trusts or as managed funds. Shares of ETIFs are traded on national securities exchanges, and may be purchased at market prices similar to other exchange-traded stock. Normal brokerage commissions apply to such purchases. Shares of ETIFs may also be purchased and redeemed on a daily basis, in large blocks of shares, at net asset value per share. If a Fund invests in an ETIF, it would, in addition to its own expenses, indirectly bear its ratable share of the ETIF's expenses. Using ETIFs reduces brokerage costs by reducing the number of trades needed to accurately track a benchmark index. Additionally, where ETIFs track the same benchmark indexes as the Funds, fund managers can use them to manage cash while still achieving the Fund's investment objective.

Derivative transactions and ETIFs carry certain risks, which are explained below in detail.

Temporary Defensive Policies of the Funds

Each of the Funds may hold cash or cash equivalents and may invest in short-term, high-quality debt (money market) instruments as deemed appropriate by GW Capital Management in order to defend against any risk that may adversely affect that Fund's principal investment strategy or interfere with its ability to achieve its principal investment objective.

Principal Risks of the Funds


While investing in Funds can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in a Fund or the Funds may not perform as well as other investments. The Funds have the following general risks:

o There is no guarantee that the Funds will meet their investment objectives.
o We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.
o Share prices, and, therefore, the value of your investment, will increase and decrease with changes in the value of underlying securities and other investments.
o Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.


Market Risk


Market risk is the risk that the value of a stock, bond or security will be reduced by market activity. Stocks are volatile and can decline in value significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy or the market as a whole. Shares of the Funds are dependent upon the value of the underlying securities. Since the underlying securities are subject to market risk, at any given time, your shares of any of the Funds could be worth less than what you paid for them. Market risk is a basic risk associated with all securities.


Index Risk


Index risk is the risk that a Fund designed to replicate the performance of an index of securities will replicate the performance of the index during adverse market conditions. As a result, it is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. Therefore, it is possible that any one of the Funds could have poor investment results even if it is successful in tracking the return of the benchmark index.


Additionally, several factors will affect a Fund's ability to track precisely the performance of its benchmark index. For example, unlike benchmark indexes, which are merely unmanaged groups of securities, each Fund has operating expenses and those expenses will reduce the Fund's total return. In addition, a Fund may own less than all the securities of a benchmark index, which also may cause a variance between the performance of the Fund and its benchmark index.

Sector Risk


Sector risk is the risk that a certain sector may underperform other sectors or the market as a whole. Companies with similar characteristics may be grouped together in broad categories called sectors of the economy. Securities or companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Funds may allocate relatively more assets to certain industry sectors than others, the Funds' performance may be more susceptible to any economic, business or other developments that affect those sectors emphasized by the Funds.


Equity Securities Risk


Equity securities risk is the risk that the value of a particular company's stock will fall and the value of the Fund invested in such company will also fall. Equity prices fluctuate based on changes in a company's financial condition and overall market and economic conditions. Equity securities of smaller companies are especially sensitive to these factors. The value of a company's stock may fall as a result of factors that directly relate to that company, such as lower demand for the company's products, services or poor management decisions. A stock's value may also fall because of economic conditions that affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or other economic fundamentals.

Equity securities issued by small and unseasoned companies carry additional risks. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. Also, the securities of small or unseasoned companies may not have wide marketability. This fact could cause a Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less publicly available information about small or unseasoned companies.


As an investor in any of the Funds, the return on your investment will be based primarily on the risks and rewards of equity securities.

Derivative and ETIF Risk


The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or value due to their structure or contract terms. When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included in the index and the price of a futures contract will not match. There is also a risk that the Funds would be unable to sell the futures contract when it wishes due to possible illiquidity of those instruments. Also, there is the risk that the use of these types of derivative techniques could cause the Funds to lose more money than if the Funds had actually purchased the underlying securities. This is because derivatives magnify gains and losses.


Derivatives involve special risks. If GW Capital Management judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Furthermore, derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.


ETIF risk is the risk that the ETIF may never be able to replicate exactly the performance of the index it tracks because of the operation fees and expenses incurred by such ETIFs or because of temporary unavailability of certain index securities. ETIFs also have many of the same risks as investment in the stocks and other securities of the indexes that the ETIFs are designed to track. Additionally, the market price for an ETIF share on an exchange may differ from its net asset value due to the fact that the supply and demand in the market for such shares at any point in time may not be identical to the supply and demand in the market for the underlying index securities. There is also the risk that the ETIFs may fail to continue to meet the listing requirements of the applicable exchanges. The result of a delisting is the possible termination of the ETIF and the loss of a viable secondary market for its shares, both of which could significantly impact the value of a derivative held by a Fund.


                     [This space intentionally left blank.]

                             MANAGEMENT OF THE FUNDS


GW Capital Management provides investment advisory, accounting and administrative services to the Funds. GW Capital Management's address is 8515 East Orchard Road, Greenwood Village, Colorado 80111-5002. GW Capital Management provides investment management services for mutual funds and other investment portfolios representing assets of over $7.9 billion. GW Capital Management and its affiliates have been providing investment management services since 1969.


The aggregate fee paid to GW Capital Management for the fiscal year ending October 31, 2003 is as follows:

                    Fund              Percentage of Average Net Assets

                                                   2003
                                                   ----
         Orchard S&P 500 Index(R)Fund              0.60%
           Orchard Index 600 Fund                  0.60%
       Orchard Nasdaq-100 Index(R)Fund             0.60%
          Orchard DJIASM Index Fund                0.60%


SUB-ADVISER

The Trust operates under a manager-of-managers structure under an order issued by the Securities and Exchange Commission ("SEC"). The current order permits GW Capital Management to hire or amend sub-advisory agreements without shareholder approval. This means GW Capital Management is responsible for monitoring each sub-adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each sub-adviser's agreement should be renewed, terminated or modified.

The Trust will furnish to shareholders of the applicable Funds all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any sub-adviser or any proposed material change in a sub-advisory agreement. The Trust will meet this requirement by providing shareholders of the applicable Funds with an information statement. With respect to a newly retained sub-adviser, or a change in a sub-advisory agreement, this information statement will be provided to shareholders of the applicable Fund a maximum of ninety (90) days after the addition of the new sub-adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

GW Capital Management will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Trust or GW Capital Management other than by reason of serving as a sub-adviser to one or more Funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund. Currently, there are no sub-advisers who are affiliated persons with GW Capital Management.

For those Funds for which GW Capital Management has entered into an agreement with a sub-adviser, the sub-adviser is responsible for the daily management of the Fund and for making decisions to buy, sell or hold any particular security. Each sub-adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a Fund. GW Capital Management, in turn, pays sub-advisory fees to each sub-adviser for its services.


For the Orchard S&P 500 Index(R), Orchard Index 600, Orchard Nasdaq-100 Index(R) and the Orchard DJIASM Index Funds, GW Capital Management has entered into a sub-advisory agreement with BNY Investment Advisors ("BNY"). BNY is responsible for the day-to-day management of these Funds and for making decisions to buy, sell or hold any particular security. BNY's management activities are subject to review and supervision by GW Capital Management and the Board of Trustees of the Trust. BNY bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Funds. GW Capital Management, in turn, pays sub-advisory fees to BNY for its services.

BNY is a separately identifiable division of The Bank of New York, a New York State chartered bank. BNY is registered as an investment adviser with the SEC. Its principal business address is One Wall Street, New York, New York 10286.


                   IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

SHARE PRICE

The transaction price for buying, selling or exchanging a Fund's shares is the net asset value of that Fund. Each Fund's net asset value is generally calculated as of the close of trading on the New York Stock Exchange (the "NYSE(R)") every day the NYSE(R) is open (generally 4:00 p.m. Eastern Time). If the NYSE(R) closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that a Fund's assets are traded in other markets on days when the NYSE(R) is closed, the value of the Fund's assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Fund's assets may not occur on days when the Fund is open for business. Your share price will be the net asset value next calculated after we receive your order in good form.

Net asset value for the Funds are based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees of the Fund believes accurately reflects fair value. The effect of fair value as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes reflects fair value. The policy is intended to assure that a Fund's net asset value fairly reflects security values as of the time of pricing. If a Fund holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when a Fund does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of a Fund (the value of its investments, cash, and other assets minus its liabilities) by the number of the Fund's outstanding shares.

                     [This space intentionally left blank.]

                             INVESTING IN THE FUNDS

How to buy shares

To open an account, mail a completed account application to:

        Orchard Series Fund
        8515 East Orchard Road

        Greenwood Village, CO 80111-5002


With the application form, you must either:

(1) include a check or money order made payable to the Fund in the amount that you wish to invest, or (2) wire (electronically transfer) such amount to an account designated by the Fund's

    Transfer Agent, Financial Administrative Services Corporation.

If you wish to make an initial purchase of shares by wiring your investment, you must first call 1-800-338-4015 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern Time) on any day that the NYSE(R) is open for trading to receive an account number. You will be asked to provide the following information:

o       the name in which the account will be established
o       the account holder's address
o       tax identification number, and
o       dividend distribution election

If requested, you will be given the instructions your bank will need to complete the wire transfer. Your bank may charge a fee for its wire transfer services. Presently, none of the Funds charge for wire transfer services, but the Funds reserve the right to charge for these services.

Once you have established an account, you can purchase shares by mailing a check or money order made payable to the appropriate Fund. Be sure to include instructions telling us the name and number of your account. You can also purchase shares by wiring the amount that you wish to invest to your account.

The price to buy one share of a Fund is the Fund's net asset value next calculated after your order is received in proper form. Because you pay no commissions or sales charges when you purchase shares, a Fund's share price is equal to the Fund's net asset value per share.

Short-term or excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in GW Capital Management's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund.

Each Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

                     [This space intentionally left blank.]

How to Sell Shares

The price to sell one share of each Fund is the Fund's net asset value next calculated after your order is received in proper form.

You can sell some or all your shares out of your account at any time. You can sell your shares only by mail. No sales may be made by telephone.

You can sell shares by sending a "letter of instruction" by regular or express mail to:

        Orchard Series Fund
        8515 East Orchard Road
        Greenwood Village, CO 80111-5002

 The letter should include:

(1) the name of the account
(2) the account number
(3) the name of the Fund
(4) the dollar amount or number of shares to be sold
(5) any special payment
    instructions, and
(6) the signature(s) of the person(s) authorized to sell shares held in the account

When you place an order to sell shares, please note the following:

o Normally, your request to sell shares will be processed the next business day, but the Fund may take up to seven days to process redemptions if making immediate payment would adversely affect a Fund.

o Redemption proceeds (other than exchanges) may be delayed until investments credited to your account have been received and collected, which can take up to seven business days (or longer as permitted by the SEC).

o You will not receive interest on amounts represented by uncashed redemption checks.

How to Exchange Shares

An exchange involves selling all or a portion of the shares of one Fund and purchasing shares of another Fund. There are no sales charges or distribution fees for an exchange. The exchange will occur at the net asset value next calculated for the two Funds after the exchange request is received in proper form. Before exchanging into a Fund, read its prospectus.

Please note the following policies governing exchanges:

o The minimum amount to be exchanged is the lesser of $500 or the remaining value in the Fund to be exchanged.
o    You can request an exchange in writing or by telephone.
o    Written requests should be submitted to:

        Orchard Series Fund
        8515 East Orchard Road

        Greenwood Village, CO 80111-5002


o The form should be signed by the account owner(s) and include the following information:

(1) the name of the account
(2) the account number
(3) the name of the Fund from which the shares are to be sold
(4) the dollar amount or number of shares to be exchanged
(5) the name of the Fund(s) in which new shares will be purchased, and
(6) the signature(s) of the person(s) authorized to effect exchanges in the account.

o       You can request an exchange by telephoning 1-800-338-4015.
o Each Fund may refuse exchange purchases by any person or group if, in GW Capital Management's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

Other Information

o The policies and procedures to request purchases or exchanges of shares of the Funds by telephone may be modified, suspended or terminated by a Fund at any time.

o If an account has more than one owner of record, the Funds may rely on the instructions of any one owner.

o Each account owner has telephone transaction privileges unless the Fund receives cancellation instructions from an account owner.

o The Transfer Agent may record telephone calls and has adopted other procedures to confirm that telephone instructions are genuine.

o The Funds will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as they use reasonable procedures to verify the identity of the investor.

o During periods of unusual market activity, severe weather, or other unusual, extreme or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

o The Trust reserves the right to make full or partial payment to shareholders of Fund securities of the applicable Fund (i.e., by redemption in kind) at the value of such securities used in determining the redemption price.

Dividends and Capital Gains Distributions

Each Fund earns dividends, interest and other income from its investments and distributes this income (less expenses) to shareholders as dividends. Each Fund also realizes capital gains from its investments and distributes these gains (less any losses) to shareholders as capital gains distributions.

The Orchard S&P 500 Index(R), Orchard Index 600, Orchard DJIASM Index and Orchard Nasdaq-100 Index(R) Funds ordinarily distribute dividends semi-annually. All of the Funds generally distribute capital gains, if any, at least annually.

Distribution Options

You can either receive distributions in cash or reinvest them in additional shares of the Fund at the net asset value in effect on the reinvestment date. Unless you elect, by writing to the Trust, to receive your distributions in cash, they will be automatically reinvested. You can change the manner in which you receive distributions at any time by writing to:

        Orchard Series Fund
        8515 East Orchard Road

        Greenwood Village, Colorado 80111-5002


Tax Consequences

As with any investment, your investment in a Fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from each Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax, and may also be subject to state and local taxes. If you live outside the United States, the country where you reside could also tax your distributions. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares of the Fund. Distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal income tax purposes, each Fund's dividends and short-term capital gain distributions are taxable to you as ordinary income. Each Fund's long-term capital gains distributions are taxable to you generally as capital gains at a rate based on how long the securities were held by the Fund.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution. Similarly, if you buy shares when a Fund has unrealized gains, then you may receive a taxable distribution with respect to those gains when they are realized, even though the amount of those unrealized gains was included in your purchase price.

In January of each year, the Trust will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a Fund is the difference between the basis of your shares and the price you receive when you sell them.

You will receive a consolidated transaction statement at least quarterly. You should keep your regular account statements because the information they contain will be essential in calculating the amount and character of your gains and losses. It is your and your tax preparer's responsibility to determine whether a transaction will result in a taxable gain or loss and the amount of the tax to be paid, if any.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Funds ends on October 31 of each year. Twice a year, shareholders of each Fund will receive a report containing a summary of the Fund's performance and other information.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the period of the Funds' operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming the reinvestment of all dividends and distributions). The information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report. Free copies of the Annual Report and Semi-Annual Report are available upon request.

   ORCHARD S&P 500 INDEX(R)FUND                           Year Ended October 31,
      FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock of the fund for the periods indicated are as follows:


                                       2003            2002          2001          2000           1999

 Net Asset Value, Beginning of    $    9.87  $        11.90         17.58 $       17.27 $        14.08
 Period

 Income from Investment
 Operations


 Net Investment Income                  0.17            0.11          0.10          0.11           0.12
 Net Realized and Unrealized            1.80          (1.93)        (4.26)          0.82           3.36
 Gain (Loss)

                                    ------------   ------------- -------------  ------------  -------------

 Total Income (Loss) From


 Investment Operations                     1.97          (1.82)        (4.16)          0.93           3.48

                                    ------------   ------------- -------------  ------------  -------------

 Less Distributions

 Dividends (from net investment          (0.10)          (0.12)        (0.10)        (0.12)         (0.12)
 income)
 Distributions (from net capital                         (0.09)        (1.42)        (0.50)         (0.17)
 gains)

                                    ------------   ------------- -------------  ------------  -------------


 Total Distributions                     (0.10)          (0.21)        (1.52)        (0.62)         (0.29)

                                    ------------   ------------- -------------  ------------  -------------

 Net Asset Value, End of Period   $       11.74  $         9.87         11.90 $       17.58 $        17.27

                                    ============   ============= =============  ============  =============


 Total Return                           20.06%         (15.55%)      (25.31%)         5.42%         24.92%


 Net Assets, End of Period ($000) $     219,100  $      430,003       519,021 $     704,721 $      763,050


 Ratio of Expenses to Average             0.60%           0.60%         0.60%         0.60%          0.60%
 Net Assets

 Ratio of Net Investment Income to

 Average Net Assets                       1.21%           0.94%         0.73%         0.63%          0.75%

 Portfolio Turnover Rate                 17.23%          15.48%        14.00%        20.34%         17.09%



                         ORCHARD INDEX 600 FUND FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock of the fund for the periods indicated are as follows:

                                                            Year Ended October 31,

                                              2003            2002           2001         2000        1999



Net Asset Value, Beginning of       $          9.65 $         10.62 $       13.55 $     11.57 $     10.43
Period


Income from Investment Operations


Net Investment Income                          0.04            0.02          0.02        0.02        0.02
Net Realized and Unrealized Gain               3.10          (0.42)        (0.94)        2.61        1.17
(Loss)

                                      --------------  --------------  ------------  ----------  ----------
Total Income (Loss) From


Investment Operations                          3.14          (0.40)        (0.92)        2.63        1.19

                                      --------------  --------------  ------------  ----------  ----------
Less Distributions


Dividends (from net investment               (0.02)          (0.03)        (0.02)      (0.03)      (0.02)
income)
Distributions (from net capital                              (0.54)        (1.99)      (0.62)      (0.03)
gains)

                                      --------------  --------------  ------------  ----------  ----------

Return of Capital
Total Distributions                          (0.02)          (0.57)        (2.01)      (0.65)      (0.05)

                                      --------------  --------------  ------------  ----------  ----------


Net Asset Value, End of Period      $         12.77 $          9.65 $       10.62 $     13.55 $     11.57

                                      ==============  ==============  ============  ==========  ==========


Total Return                                 32.70%         (4.50%)       (7.06%)      23.75%      11.48%


Net Assets, End of Period ($000)    $        50,148 $        86,956 $     147,622 $   160,406 $   136,722


Ratio of Expenses to Average Net              0.60%           0.60%         0.60%       0.60%       0.60%
Assets
Ratio of Net Investment Income to

Average Net Assets                            0.35%           0.19%         0.19%       0.21%       0.30%

Portfolio Turnover Rate                      37.79%          31.67%        58.40%      63.52%      40.90%


                        ORCHARD DJIASM INDEX FUND FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock of the fund for the periods indicated are as follows:


                                                                                     Period
                                                                                      Ended
                                                                                     October
                                                  Year Ended October 31,               31,

                                           --------------------------------------    --------

                                             2003          2002          2001         2000+

                                           ----------    ---------     ----------    --------

Net Asset Value, Beginning of Period    $  7.44       $  8.10      $   9.81       $  10.00

Income from Investment Operations

Net Investment Income                      0.12          0.11          0.06          0.01
Net Realized and Unrealized Gain (Loss)    1.37          (0.59)        (1.68)        (0.20)

                                           ----------    ---------     ----------    --------


Total Income (Loss) From                     1.49          (0.48)        (1.62)        (0.19)
Investment Operations

                                           ==========    =========     ==========    ========


Less Distributions

Dividends (from net investment income)     (0.08)        (0.14)        (0.05)
Distributions (from capital gains)                       (0.04)        (0.04)

                                           ----------    ---------     ----------    --------



Total Distributions                        (0.08)        (0.18)        (0.09)        0.00

Net Asset Value, End of Period          $  8.85       $  7.44      $   8.10       $  9.81

                                           ==========    =========     ==========    ========


Total Return                               20.24%        (6.28%)       (16.60%)      (1.87%)  #

Net Assets, End of Period ($000)        $  4,003      $  3,218     $   11,302     $  1,105

Ratio of Expenses to Average Net           0.60%         0.60%         0.60%         0.60%    *
Assets

Ratio of Net Investment Income             1.60%         1.35%         1.06%         0.88%    *
to Average Net Assets

Portfolio Turnover Rate                    117.05%       135.37%       70.37%        12.27%   #

+ The portfolio commenced operations on August 28, 2000.

# Based on operations for the period shown and, accordingly, are not representative of a full year.* Annualized.




ORCHARD NASDAQ-100 INDEX(R)FUND FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the fund for the periods indicated are as follows:

                                             Year Ended October 31,             Period Ended
                                                                                 October 31,

                                             2003          2002          2001         2000+

---------------------------------------    ---------     ---------     ----------    ---------


Net Asset Value, Beginning of Period    $  2.53      $   3.51      $   8.36       $  10.00

Income from Investment Operations

Net Investment Income (Loss)                             (0.01)        0.01          (0.01)
Net Realized and Unrealized Gain (Loss)    1.08          (0.97)        (4.86)        (1.63)

                                           ---------     ---------     ----------    ---------


Total Loss From Investment Operations      1.08          (0.98)        (4.85)        (1.64)

                                           =========     =========     ==========    =========


Net Asset Value, End of Period          $  3.61      $   2.53      $   3.51       $  8.36

                                           =========     =========     ==========    =========


Total Return                               42.83%        (27.90%)     (58.09%)      (16.36%)  #

Net Assets, End of Period ($000)        $  11,959    $   36,907    $   14,495     $  1,729

Ratio of Expenses to Average Net           0.60%         0.60%         0.60%         0.60%     *
Assets

Ratio of Net Investment Income to          (0.40%)       (0.50%)       (0.44%)       (0.40%)   *
Average Net Assets

Portfolio Turnover Rate                    97.73%        64.57%        41.31%        13.52%    #

+ The portfolio commenced operations on August 28, 2000.

# Based on operations for the period shown and, accordingly, are not representative of a full year. * Annualized.


                             ADDITIONAL INFORMATION

The Statement of Additional Information ("SAI") contains more details about the investment policies and techniques of the Funds. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual reports or to request other information or ask questions about a Fund, call 1-800-338-4015.


The SAI and the annual and semi-annual reports are available, without charge, on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Funds, including the SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.


             INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-07735.

                     [This space intentionally left blank.]


                               ORCHARD SERIES FUND
                                  (the "Trust")




                            Orchard DJIASM Index Fund
                        Orchard Nasdaq-100 Index(R) Fund
                          Orchard S&P 500 Index(R) Fund
                             Orchard Index 600 Fund

                                  (the "Funds")



                       STATEMENT OF ADDITIONAL INFORMATION ("SAI")


        Throughout this SAI, "the Fund" is intended to refer to each Fund listed above, unless otherwise indicated. This SAI is not a Prospectus and should be read together with the Prospectuses for the Funds dated February 27, 2004. Requests for copies of the Prospectuses should be made by writing to: Secretary, Orchard Series Fund, at 8515 East Orchard Road, Greenwood Village, Colorado 80111-5002, or by calling (303) 737-3000. The financial statements appearing in the Annual Report which accompany this SAI, are incorporated into this SAI by reference.

                                February 27, 2004



                                       1







                                TABLE OF CONTENTS

Page

INFORMATION ABOUT THE FUNDS                                                  3

INVESTMENT LIMITATIONS                                                       3

INVESTMENT POLICIES AND PRACTICES                                            4

MANAGEMENT OF THE FUND                                                       16


INVESTMENT ADVISORY SERVICES                                                 22


PORTFOLIO TRANSACTIONS AND BROKERAGE                                         25


PURCHASE, REDEMPTION AND PRICING OF SHARES                                   26

INVESTMENT PERFORMANCE                                                       27


DIVIDENDS, DISTRIBUTIONS AND TAXES                                           29



OTHER INFORMATION                                                            33


FINANCIAL STATEMENTS                                                         34

APPENDIX A                                                                   35

APPENDIX B                                                                   37


                                       2


                           INFORMATION ABOUT THE FUNDS


The Orchard Series Fund is an open-end management investment company organized as a Delaware statutory trust (the "Trust") on July 23, 1996. The Trust offers four non-diversified, commonly known as mutual funds (the "Funds"). The Trust commenced business as an investment company on February 3, 1997. The Funds are "no-load," meaning you pay no sales charges or distribution fees. GW Capital Management, LLC ("GW Capital Management"), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), serves as the Funds' investment adviser.

On December 4, 2003, the Board of Trustees of the Trust and the Board of Directors of Maxim Series, Fund, Inc. ("Maxim") approved an Agreement and Plan of Reorganization, pursuant to which each Orchard Fund will transfer all of its assets and liabilities to the Acquiring Portfolio listed across from it in the table below in exchange for shares of the Acquiring Portfolio (each an "Asset Transfer"), subject to approval by shareholders of the Trust by a vote to be held on March 29, 2004. Upon consummation of an Asset Transfer, each shareholder of the applicable Orchard Fund will receive the number of shares of the corresponding Acquiring Portfolio with a total value equal to the total value of the shares of the Acquired Fund which were owned by such shareholder immediately prior to the Asset Transfer. If an Asset Transfer is approved by the shareholders of a Fund, the applicable Fund will be terminated following the Asset Transfer. If all of the Asset Transfers are approved by shareholders, the Trust will be terminated following the termination of each of the Orchard Funds.

Fund                                    Acquiring Portfolio
Orchard S&P 500 Index(R)Fund            Maxim S&P 500 Index(R)Portfolio
Orchard DJIASM Index Fund               Maxim S&P 500 Index(R)Portfolio
Orchard Nasdaq-100 Index Fund           Maxim S&P 500 Index(R)Portfolio
Orchard Index 500 Fund                  Maxim Index 600 Portfolio


Non-Diversified Funds

A non-diversified Fund is any Fund other than a diversified Fund. The Orchard S&P 500 Index(R), Orchard Index 600, Orchard DJIASM Index and Orchard Nasdaq-100 Index(R) Funds are considered "non-diversified" because they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund. Since a relatively high percentage of a non-diversified Fund's assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Fund may be more sensitive to changes in the market value of a single issuer or industry.

                             INVESTMENT LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise indicated, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, the indicated percentage or quality standard limitation will be determined immediately after and as a result of a Fund's acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations. A Fund's fundamental investment policies and limitations cannot be changed without approval by vote of a "majority of the outstanding voting shares (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund.

Each Fund will not:

(1) Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry, except that each of the Funds will concentrate in one industry to the extent that its Benchmark Index so concentrates; utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction.
        Notwithstanding the foregoing, each of the Funds may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index if its benchmark index (as described in the Funds' current prospectus) is so concentrated; for purposes of this limitation, whether an Fund is concentrating in an industry or group of industries shall be determined in accordance with the Investment Company Act of 1940 and as of interpreted or modified from time to time by any regulatory or judicial authority having jurisdiction.

(2) Purchase or sell interests in commodities, commodities contracts, oil, gas or other mineral exploration or development programs, or real estate, except that a Fund may purchase securities of issuers which invest or deal in any of the above; provided, however, that the Funds may invest in futures contracts on financial indexes, foreign currency transactions and options on permissible futures contracts.

(3) (a) purchase any securities on margin, (b) make short sales of securities, or (c) maintain a short position, except that a Fund (i) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (ii) may make margin payments in connection with transactions in futures contracts and currency futures contracts and enter into permissible options transactions, and (iii) may make short sales against the box.

                                       3


(4) Make loans, except as provided in limitation (5) below and except through the purchase of obligations in private placements (the purchase of publicly traded obligations are not being considered the making of a loan) and through repurchase agreements.


(5) Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value at the time of the loan, provided that such loan shall be made in accordance with the guidelines set forth under "Lending of Portfolio Securities" in this Statement of Additional Information.

(6) Borrow, except that a Fund may borrow for temporary or emergency purposes. The Fund will not borrow unless immediately after any such borrowing there is an asset coverage of at least 300 percent for all borrowings of the Fund. If such asset coverage falls below 300 percent, the Fund will within three days thereafter reduce the amount of its borrowings to an extent that the asset coverage of such borrowings will be at least 300 percent. Reverse repurchase agreements and other investments which are "covered" by a segregated account or an offsetting position in accordance with applicable SEC requirements ("covered investments") do not constitute borrowings for purposes of the 300% asset coverage requirement. The Fund will repay all borrowings in excess of 5% of its total assets before any additional investments are made. Covered investments will not be considered borrowings for purposes of applying the limitation on making additional investments when borrowings exceed 5% of total assets.

(7) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in limitation (6) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time thereof. A Fund will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of the value of pledged securities will exceed 10% of the value of the Fund's shares. This limitation shall not apply to segregated accounts.

(8) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

(9) Issue senior securities. The issuance of more than one series or class of shares of beneficial interest, obtaining of short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, short sales against the box, the purchase or sale of permissible options and futures transactions (and the use of initial and maintenance margin arrangements with respect to futures contracts or related options transactions), the purchase or sale of securities on a when issued or delayed delivery basis, permissible borrowings entered into in accordance with a Fund's investment objectives and policies, and reverse repurchase agreements are not deemed to be issuances of senior securities.

 INVESTMENT POLICIES AND PRACTICES

Except as described below, and except as otherwise specifically stated in the Prospectus or this SAI, the Funds' investment policies set forth in the Prospectus and in this SAI are not fundamental and may be changed without shareholder approval.

The following pages contain more detailed information about types of securities in which the Funds may invest, investment practices and techniques that GW Capital Management or any sub-adviser it may employ in pursuit of the Funds' investment objectives, and a discussion of related risks. GW Capital Management and/or its sub-advisers may not buy all of these securities or use all of these techniques to the full extent permitted unless it believes that they are consistent with the Funds' investment objectives and policies and that doing so will help the Funds achieve their objectives. Unless otherwise indicated, each Fund may invest in all these securities or use all of these techniques.

Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon


                                       4


the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.


Bankers' Acceptances. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. The Funds generally will not invest in acceptances with maturities exceeding seven days where to do so would tend to create liquidity problems.

Borrowing. The Funds may borrow from banks or through reverse repurchase agreements. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.


Certificates of Deposit. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

Commercial Paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, owners of bonds and preferred stock take precedence over the claims of those who own common stock.


Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some

                                       5

debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, mortgages and other asset-backed securities.


Eurodollar Certificates of Deposit. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

Foreign Currency Transactions. The Funds may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Funds will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund. A Funds may also use options and futures contracts relating to foreign currencies for the same purposes.

When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price for the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Funds may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by GW Capital Management.

The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling, for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Each Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars into a foreign currency or from one foreign currency into another foreign currency. For example, if a Fund held investments denominated in Deutschemarks, the Fund could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

                                       6

Under certain conditions, the Securities and Exchange Commission ("SEC") guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Funds will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of currency management strategies will depend on GW Capital Management's skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as GW Capital Management anticipates. For example, if a currency's value rose at a time when GW Capital Management had hedged a Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If GW Capital Management hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if GW Capital Management increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that GW Capital Management's use of currency management strategies will be advantageous to the Funds or that it will hedge at an appropriate time.

Foreign Securities. Each Fund may invest in foreign securities and securities issued by U.S. entities with substantial foreign operations in a manner consistent with its investment objective and policies. Such foreign investments may involve significant risks in addition to those risks normally associated with U.S. equity investments.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or developmental assistance, currency transfer restrictions, illiquid markets, delays and disruptions in securities settlement procedures.

Most foreign securities in a Fund will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to a Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund's investments (even if the price of the investments is unchanged) and changes in the dollar value of a Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Fund declares and pays a dividend or between the time when a Fund accrues and pays an operating expense in U.S. dollars.

American Depository Receipts ("ADRs"), as well as other "hybrid" forms of ADRs including European depository Receipts and Global Depository Receipts, are certificates evidencing ownership of shares of a foreign issuer. These certificate are issued by depository banks and generally trade on an established

                                       7

market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying security at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to the risks associated with investing directly in foreign securities. These risks include foreign exchange risks as well as the political and economic risks of the underlying issuer's country.

Futures. See "Futures and Options" below.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" means securities that cannot be sold in the ordinary course of business within seven days at approximately the price used in determining a Fund's net asset value. Under the supervision of the Board of Trustees, GW Capital Management determines the liquidity of portfolio securities and, through reports from GW Capital Management, the Board of Trustees monitors investments in illiquid securities. Certain types of securities are considered generally to be illiquid. Included among these are "restricted securities" which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as "Rule 144A securities") that can be resold to qualified institutional investors may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines of the Board of Trustees.

A Fund may be unable to sell illiquid securities when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the securities were more liquid. In addition, sales of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than do sales of securities that are not illiquid. Illiquid securities may also be more difficult to value due to the unavailability of reliable market quotations for such securities.

Investment Companies. Each Fund may invest in shares of other mutual funds (the "Underlying Portfolios") within the limitations of the Investment Company Act of 1940 and any orders issued by the SEC. The Funds each may invest in both GW Capital Management-advised and non-GW Capital Management-advised Underlying Portfolios.

The Underlying Portfolios' investments, the different types of securities the Underlying Portfolios typically invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by Underlying Portfolios are currently known. Not all Underlying Portfolios discussed below are eligible investments for each Portfolio. A Portfolio will invest in Underlying Portfolios that are intended to help achieve its investment objective.


Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreement and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

Stock funds typically seek growth of capital and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus in a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus in a specific industry or group of industries. The greater a fund's investment in stock, the greater exposure it will have to stock risk and

                                       8

stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. A stock fund's other investments and use of investment techniques also will affect its performance and portfolio value.

Small-cap stock funds seek capital growth and invest primarily in equity securities of companies with smaller market capitalization. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors.

International stock funds seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts.

Bond funds seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yield debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities are depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all.

Money market funds typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker's acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when-issued basis.

Lending of Portfolio Securities. Each Fund may from time-to-time lend its portfolio securities to brokers, dealers and financial institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income.


Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by GW Capital Management to be of good standing. Furthermore, they will only be made if, in GW Capital Management's judgment, the consideration to be earned from such loans would justify the risk.

                                       9

GW Capital Management understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions:
(1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Lower Quality Debt Securities. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. GW Capital Management and its sub-advisers will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Money Market Instruments and Temporary Investment Strategies. The Funds each may hold cash or cash equivalents and may invest in short-term, high-quality debt instruments (that is in "money market instruments") as deemed appropriate by GW Capital Management, or may invest any or all of their assets in money market instruments as deemed necessary by GW Capital Management for temporary defensive purposes.

The types of money market instruments in which the Funds may invest include, but are not limited to: (1) acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes and bonds; (4) obligations of U.S. banks, non-U.S. branches of such bank (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars) and non-U.S. branches of non-U.S. banks; (5) asset-backed securities; and (6) repurchase agreements.

Mortgage-Backed Securities. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders or other financial institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical

                                       10

bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the investment in such securities may be made if deemed consistent with investment objectives and policies.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

Options. See "Futures and Options" below.

Preferred Stock. Preferred stock is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, owners of bonds take precedence over the claims of those who own preferred and common stock.


Repurchase Agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A Fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by GW Capital Management.


Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by GW Capital Management. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.


Stripped Treasury Securities. Each Fund may invest in zero-coupon bonds. These securities are U.S. Treasury bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but not actually received until maturity, a Fund may have to sell other securities to pay the accrued dividends prior to maturity of the zero coupon obligation. Zero coupon securities are purchased at a discount from face value, the discount reflecting the current value of the deferred interest. The discount is taxable even though there is no cash return until maturity.


Short Sales "Against the Box." Short sales "against the box" are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

                                       11


Time Deposits. A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

U.S. Government Securities. These are securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. Treasury bills and notes and certain agency securities, such as those issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government. Securities of other government agencies and instrumentalities are not backed by the full faith and credit of U.S. government. These securities have different degrees of government support and may involve the risk of non-payment of principal and interest. For example, some are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those of the Federal Home Loan Banks. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, such as those of the Federal National Mortgage Association. Still others are supported only by the credit of the agency that issued them, such as those of the Student Loan Marketing Association. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.


Variable Amount Master Demand Notes. A variable amount master demand note is a note that fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the liquidity of the issuer must be determined through periodic credit analysis based upon publicly available information.


Variable or Floating Rate Securities. These securities have interest rates that are adjusted periodically, or which "float" continuously according to formulas intended to stabilize their market values. Many of them also carry demand features that permit the Funds to sell them on short notice at par value plus accrued interest. When determining the maturity of a variable or floating rate instrument, the Fund may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.

Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security, which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

When-Issued and Delayed-Delivery Transactions. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if GW Capital Management deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will maintain, in a segregated account, liquid assets having a value equal to or greater than the Fund's purchase commitments; likewise a Fund will segregate securities sold on a delayed-delivery basis.

Futures and Options

Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

                                       12

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of a bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Index Futures Contracts. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying security in the index is made.

Exchange Traded Index Funds. The purchase of exchange traded index funds allows the Fund to hold the securities listed on its benchmark index in approximately the same proportional share with fewer brokerage transactions than purchasing the shares directly. The purchase of shares of exchange traded index funds by the Funds may be subject to certain percentage investment limitations the SEC has established for mutual funds in general.

Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, in completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market (that is by selling it to another party) at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at is current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the

                                       13

strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss from purchasing the underlying instrument directly, which can exceed the amount of the premium received.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer can mitigate the effect of a price decline. At the same time, because a call writer gives up some ability to participate in security price increases.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Funds greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

Asset Coverage for Futures and Options Positions. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event

                                       14

of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Limitations on Futures and Options Transactions. The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. The Funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Funds can commit assets to initial margin deposits and option premiums. Unless otherwise provided, a Fund may use commodity futures and commodity option contracts, provided that the Fund may only establish positions in such contracts for other than bona fide hedging purposes to the extent that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund. Alternatively, unless otherwise provided, a Fund may establish positions in such contracts, provided that the aggregate notional value of such positions does not exceed the liquidation value of the Fund. Neither of these limitations on a Fund's permissible investments in futures contracts and options is a fundamental investment limitation and may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to assets held to cover its options or futures positions could also be impaired.

                     [This space intentionally left blank.]

                                       15


                             MANAGEMENT OF THE FUND

                                    The Trust

The Trust is organized under Delaware law, and is governed by the Board of Trustees. The Board is responsible for overall management of the Trust's business affairs. The Trustees meet at least four times during the year to, among other things, oversee the Trust's activities, review contractual arrangements with companies that provide services to the Trust, and review performance.

Trustees and Officers


Information regarding the trustees and executive officers of the Trust including their ages, position(s) with the Trust, and their principal occupations during the last five years (or as otherwise indicated) are set forth below. The business address of each trustee and officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111-5002 (unless otherwise indicated).


There are no arrangements or understanding between any Trustee or officer and any other person(s) pursuant to which s/he was elected as Trustee or officer.

                              INDEPENDENT* TRUSTEES

Name, address   Position(s)    Term of       Principal Occupation(s)      Number         Other
   and age       Held with      Office         during Past 5 Years         of         Directorships
                   Trust      (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Trustee
                                                                         Complex
                                                                         Overseen
                                                                            by
                                                                          Trustee

                                       17

--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------

Rex Jennings      Trustee    March 22,     President Emeritus, Denver       39      Director,
(78)                         1988 to       Metro Chamber of Commerce                Maxim Series
                             present                                                Fund, Inc.,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A

--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------

Richard P.        Trustee    April 30,     Retired Educator                 39      Director,
Koeppe (71)                  1987 to                                                Maxim Series
                             present                                                Fund, Inc.,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A

--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------

Sanford           Trustee    March 19,     Attorney, Firm of Zisman,        39      Director,
Zisman (63)                  1982 to       Ingraham and Daniel, P.C.                Maxim Series
                             present                                                Fund, Inc.,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A;
                                                                                    Jones
                                                                                    Intercable,
                                                                                    Inc.

--------------- ------------ ------------- ----------------------------- ---------- ---------------
---------------------------------------------------------------------------------------------------
                        INTERESTED* TRUSTEES AND OFFICERS

---------------------------------------------------------------------------------------------------
--------------- ------------ -------------- --------------------------- ---------- ----------------
Name, address   Position(s)     Term of       Principal Occupation(s)    Number         Other
   and age       Held with      Office          during Past 5 Years        of       Directorships
                   Trust      (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Trustee
                                                                         Complex
                                                                         Overseen
                                                                            by
                                                                          Trustee

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------

*William T.       Trustee    June 1, 2000   President and Chief             39      Director,
McCallum (61)       and      to present     Executive Officer of                    Maxim Series
                 President                  Great-West Life & Annuity               Fund, Inc.,
                                            Insurance Company;                      Committee
                                            President and Chief                     Member,
                                            Executive Officer, United               Director,
                                            States Operations, The                  Great-West
                                            Great-West Life Assurance               Lifeco Inc.,
                                            Company (1990 to present);              Great-West
                                            Co-President and Chief                  Life &
                                            Executive Officer of                    Annuity
                                            Great-West Lifeco Inc.;                 Insurance
                                            President and Chief                     Company,
                                            Executive Officer of GWL&A              First
                                            Financial Inc.; President               Great-West
                                            and Chief Executive                     Life &
                                            Officer of First                        Annuity
                                            Great-West Life & Annuity               Insurance
                                            Insurance Company                       Company, and
                                                                                    GWL&A
                                                                                    Financial
                                                                                    Inc.



                                       18

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------

*Mitchell         Trustee    June 1, 2000   Executive Vice President        39      Director,
T.G. Graye                   to present     and Chief Financial                     Maxim Series
(48)                                        Officer of Great-West Life              Fund, Inc.,
                                            & Annuity Insurance                     Committee
                                            Company; Executive Vice                 Member,
                                            President and Chief                     Great-West
                                            Financial Officer, United               Variable
                                            States Operations, The                  Annuity
                                            Great-West Life Assurance               Account A,
                                            Company; Executive Vice                 Manager, GW
                                            President and Chief                     Capital
                                            Operating Officer, One                  Management,
                                            Benefits, Inc.; Executive               LLC and
                                            Vice President and Chief                Orchard
                                            Financial Officer of GWL&A              Capital
                                            Financial Inc.; Manager and             Management,
                                            President,                              LLC,
                                            GW Capital Management, LLC              Director,
                                            and Orchard Capital                     Orchard Trust
                                            Management, LLC; Director               Company and
                                            and Executive                           Financial
                                            Vice President, Orchard                 Administrative
                                            Trust Company                           Services
                                                                                    Corporation

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------

*Graham          Treasurer   November 29,   Senior Vice President,          39        Director,
McDonald (57)                2001 to        Corporate Finance and                     Greenwood
                             present        Investment Operations;                   Investments,
                                            Treasurer, GW Capital                        LLC
                                            Management, LLC, Orchard
                                            Capital Management, LLC,
                                            Orchard Series Fund, Maxim
                                            Series Fund, Inc and
                                            Great-West Variable
                                            Annuity Account A;
                                            Director and President,
                                            Greenwood Investments, LLC


                                       19

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------

*Beverly A.      Secretary   April 10,      Vice President and              39           None
Byrne (48)                   1997 to        Counsel, U.S. Operations,
                             present        The Great-West Life
                                            Assurance Company and
                                            Orchard Trust Company;
                                            Vice President, Counsel
                                            and Associate Secretary,
                                            Great-West Life & Annuity
                                            Insurance Company, GWL&A
                                            Financial Inc., First
                                            Great-West Life & Annuity
                                            Insurance Company; Canada
                                            Life Insurance Company of
                                            America, Vice President,
                                            Counsel and Secretary,
                                            Financial Administrative
                                            Services Corporation and
                                            EMJAY Corporation;
                                            Secretary, GW Capital
                                            Management, LLC, One
                                            Orchard Equities, Inc.
                                            ("One Orchard"), Greenwood
                                            Investments, LLC, GWFS
                                            Equities, Inc., Canada
                                            Life of America Financial
                                            Services, Inc.,
                                            BenefitsCorp, Inc.,
                                            Advised Assets Group, LLC,
                                            Great-West Variable
                                            Annuity Account A, Maxim
                                            Series Fund, Inc and
                                            Orchard Series Fund

--------------- ------------ -------------- ---------------------------- ---------- ---------------

* A Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act) is referred to as an "Independent Trustee." An "Interested Trustee" refers to a Trustee who is an "interested person" of the Trust by virtue of their affiliation with either the Trust or GW Capital Management.

Standing Committees

The Board of Trustees has two standing committees: an Executive Committee and an Audit Committee.


The Executive Committee may exercise all the powers and authority of the Board of Trustees with respect to all matters other than: (1) the submission to stockholders of any action requiring authorization of stockholders pursuant to state or federal law, or the Articles of Incorporation; (2) the filling of vacancies on the Board of Trustees; (3) the fixing of compensation of the Trustees for serving on the Board or on any committee of the Board, including the Executive Committee; (4) the approval or termination of any contract with an investment adviser or principal underwriter, as such terms are defined in the 1940 Act, or the taking of any other action required to be taken by the Board of Trustees by the 1940 Act; (5) the amendment or repeal of the By-laws or the adoption of new By-laws; (6) the amendment or repeal of any resolution of the Board that by its terms may be amended or repealed only by the Board; and (7) the declaration of dividends and the issuance of capital stock of the Fund. Messrs. McCallum and Graye

                                       20

are the members of the Executive Committee. No meetings of the Executive Committee were held in 2003.

As set out in the Trust's Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of the Trust's financial accountability and financial reporting by providing a means for the Trust's disinterested Trustees to be directly informed as to, and participate in the review of, the Trust's audit functions. Another objective is to ensure the independence and accountability of the Trust's outside auditors and provide an added level of independent evaluation of the Trust's internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. Messrs. Jennings, Koeppe and Zisman are the members of the Audit Committee. Two meetings of the Audit Committee were held in 2003.


Ownership


As of December 31, 2003, the following members of the Board of Trustees had beneficial ownership in the Fund and/or any other investment companies overseen by the trustee:

------------------ ----------------------------------- ------------------- ----------------------
                                                                           Aggregate Dollar
                                                                           Range of Equity
Trustee            Portfolio                           Dollar Range of     Securities in all
                                                       Equity Securities   Registered
                                                       in the Fund         Investment Companies
                                                                           Overseen by Trustee
                                                                           in Family of
                                                                           Investment Companies

                                                            INDEPENDENT TRUSTEES
R.P. Koeppe        Maxim T. Rowe Price MidCap Growth   $1 - 10,000         $10,001 - 50,000

R.P. Koeppe        Maxim Money Market                  $10,001 - 50,000    $10,001 - 50,000


W.T. McCallum      Maxim Ariel Small Cap               $50,001 - 100,000   Over $100,000


W.T. McCallum      Maxim Aggressive  Profile II        $50,001 - 100,000   Over $100,000



Independent Trustees and their Immediate Family Members


As of December 31, 2003, other than as described above under "Ownership," no Independent Trustee and no immediate family member of an Independent Trustee beneficially or of record owned any equity securities of an investment adviser or the principal underwriter of the Trust, or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Trust.

As of December 31, 2003, no Independent Trustee and no immediate family member of an Independent Trustee has, during the two most recently completed calendar years, held a position, including as an officer, employee, director or general partner, with any of the following:

                                       21

o       the Trust;
o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Trust or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Trust;
o an investment adviser, the principal underwriter or affiliated person of the Trust; or
o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Trust.


As of December 31, 2003, no Independent Trustee and no immediate family member of an Independent Trustee has, during the two most recently completed calendar years, had any direct or indirect interest, the value of which exceeded $60,000, in any of the following:


o       an investment adviser or the principal underwriter of the Trust; or
o any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Trust.


As of December 31, 2003, no Independent Trustee and no immediate family member of an Independent Trustee has, during the two most recently completed calendar years, had any material direct or indirect interest in any transaction or series of similar transactions, in which the amount involved exceeded $60,000 and to which any of the following persons was a party:


o       the Trust, or officer thereof;
o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Trust or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Trust, or officer thereof;
o an investment adviser or the principal underwriter of the Trust, or officer thereof; or
o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Trust, or officer thereof.


As of December 31, 2003, no Independent Trustee and no immediate family member of an Independent Trustee has, during the two most recently completed calendar years, had any direct or indirect relationship, in which the amount involved exceeded $60,000, with any of the following persons:


o       the Trust, or officer thereof;
o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Trust or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Trust, or officer thereof;
o an investment adviser or the principal underwriter of the Trust, or officer thereof; or
o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Trust, or officer thereof.


As of December 31, 2003, no officer of an investment adviser or the principal underwriter of the Trust or an officer of any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Trust, during the two most recently completed calendar years, has served on the board of directors of a company where an Independent Trustee of the Trust or an immediate family member of an Independent Trustee has also served as an officer of such company during the two most recently completed calendar years.


Compensation

The Trust pays no salaries or compensation to any of its officers or Trustees affiliated with the Trust or GW Capital Management. The chart below sets forth the annual compensation paid to the Independent Trustees and certain other information.

------------------- ----------------- ----------------- ---------------- -----------------
     Name of           Aggregate         Pension or        Estimated          Total
   Independent        Compensation       Retirement         Annual         Compensation
     Trustee           From Trust         Benefits       Benefits Upon    from Trust and
                                      Accrued as Part     Retirement       Fund Complex
                                      of Fund Expenses                       Paid to
                                                                            Trustees*
------------------- ----------------- ----------------- ---------------- -----------------
------------------- ----------------- ----------------- ---------------- -----------------

R. Jennings             $25,000             -0-               -0-            $25,000

------------------- ----------------- ----------------- ---------------- -----------------
------------------- ----------------- ----------------- ---------------- -----------------

R.P. Koeppe             $25,000             -0-               -0-            $25,000

------------------- ----------------- ----------------- ---------------- -----------------
------------------- ----------------- ----------------- ---------------- -----------------

S. Zisman               $25,000             -0-               -0-            $25,000

------------------- ----------------- ----------------- ---------------- -----------------

                                       22


* As of December 31, 2003 there were 39 funds for which the Trustees served as Directors or Trustees, four of which were Funds of the Trust. The total compensation paid is comprised of the amount paid during the Trust's most recently completed fiscal year by the Trust and its affiliated investment companies.


Codes of Ethics


The Trust, GW Capital Management, Greenwood Investments, LLC, and BNY Investment Advisors each have adopted a Code of Ethics addressing investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code permits personnel to invest in securities, including securities purchased or held by the Trust under certain circumstances. Each Code places appropriate restrictions on all such investments.

Proxy Voting Policies

Proxies will be voted in accordance with the proxy policies and procedures attached hereto as Appendix B.


                                       23


Control Persons and Principal Holders of Securities


As of January 31, 2003, no person owned of record or beneficially 5% or more of the shares outstanding of the Trust or any Fund except affiliates of GW Capital Management which owned 12.57% of the Funds' outstanding shares as of the date of this SAI. Therefore, GWL&A would be deemed to control each Fund as the term "control" is defined in the 1940 Act (GWL&A is organized under the laws of Colorado). As of the date of this SAI, the Trustees and officers of the Trust, as a group, owned of record or beneficially less than 1% of the outstanding shares of each Fund.


                          INVESTMENT ADVISORY SERVICES

Investment Adviser


GW Capital Management, LLC is a Colorado limited liability company, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111-5002, and serves as investment adviser to the Trust pursuant to an Investment Advisory Agreement dated December 5, 1997, as amended. GW Capital Management is a wholly owned subsidiary of GWL&A, which is a 100% owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco, Inc. is in turn an 74.6% owned subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.


Investment Advisory Agreement

Under the terms of investment advisory agreement with the Trust, GW Capital Management acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each Fund in accordance with its investment objective, policies and limitations. GW Capital Management also provides the Trust with all necessary office facilities and personnel for servicing the Funds' investments, compensates all officers of the Trust and all Directors who are "interested persons" of the Trust or of GW Capital Management, and all personnel of the Trust or GW Capital Management performing services relating to research, statistical and investment activities.

In addition, GW Capital Management, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Trust. These services include providing facilities for maintaining the Trust's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Trust; preparing all general shareholder communications and conducting shareholder relations; maintaining the Trust's records and the registration of Trust shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Trust; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.


The Investment Advisory Agreement became effective on December 5, 1997 and was subsequently amended. As approved, the Agreement, as amended, will remain in effect until April 1, 2004, and will continue in effect from year to year if approved annually by the Board of Trustees including the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Fund. Any material amendment to the Agreement becomes effective with respect to the affected Fund upon approval by vote of a majority of the outstanding voting securities of that Fund. The agreement is not assignable and may be terminated without penalty with respect to any Fund either by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund or by GW Capital Management, each on 60 days notice to the other party.


In approving the Investment Advisory Agreement and the sub-advisory agreement with the sub-adviser ("Sub-Advisory Agreement"), the Board considered a wide range of information of the type they regularly consider. The Board requested and received materials relating to the Investment Advisory Agreement and the Sub-Advisory Agreement in advance of the meeting at which the Investment Advisory Agreement
                                       24

and Sub-Advisory Agreement were considered, and had the opportunity to ask questions and request further information in connection with such consideration.

At regular meetings of the Board held throughout the year, the Board meets with representatives of GW Capital Management and of the sub-adviser to discuss portfolio management strategies, benchmark index tracking for each Fund and performance of each Fund. The Board also considers GW Capital Management's and the sub-adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and procedures GW Capital Management and each sub-adviser use for obtaining best execution for transactions in the Funds.

With respect to the nature, scope and quality of the services provided by GW Capital Management and the sub-adviser, the Board considered, among other things, GW Capital Management's and the sub-adviser's personnel, experience, resources and track record, which are well-positioned to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Funds, consulting by the sub-adviser as appropriate with GW Capital Management, and to perform research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Funds. The Board also considered GW Capital Management's and the sub-adviser's reputation for management of their specific investment strategies, GW Capital Management's and the sub-adviser's overall financial condition, technical resources, and operational capabilities.

With respect to the advisory fee rates payable to the sub-adviser by GW Capital Management, the Board considered fees payable by similar funds managed by other advisers, which indicate that fees to be paid do not deviate greatly from those fees paid by other similar funds. The Board also considered the total expense ratio of each Fund and of similar funds managed by other advisers with respect to peer group averages. In this review process, the Board analyzed all compensation flowing to GW Capital Management and its affiliates in relation to the quality of all services provided as well as the overall profitability to GW Capital Management and its affiliates.

Management Fees

Each Fund pays a management fee to GW Capital Management for managing its investments and business affairs. GW Capital Management is paid monthly at an annual rate of a Fund's average net assets according to the following schedule.

                                                  MANAGEMENT FEE
                                      (as a percentage of average net assets)
                                                -------------------

Orchard DJIASM Index Fund                               0.60%
Orchard Nasdaq-100 Index(R)Fund                         0.60%
Orchard Index 600 Fund                                  0.60%
Orchard S&P 500 Index(R)Fund                            0.60%



For the period November 1, 2002 to October 31, 2003, GW Capital Management was paid a fee for its services as follows: Orchard S&P 500 Index(R) Fund $2,545,769; Orchard Index 600 Fund $488,293; Orchard DJIASM Index Fund $21,024; and Orchard Nasdaq-100 Index(R) Fund $301,462. For the period November 1, 2001 to October 31, 2002, GW Capital Management was paid a fee for its services as follows: Orchard S&P 500 Index(R) Fund $2,937,554; Orchard Index 600 Fund $876,875; Orchard DJIASM Index Fund $65,183; and Orchard Nasdaq-100 Index(R) Fund $94,143. For the period November 1, 2000 to October 31, 2001, GW Capital Management was paid a fee for its services as follows: Orchard S&P 500 Index(R) Fund $3,607,682; Orchard Index 600 Fund $967,149; Orchard DJIASM Index Fund $40,592; and Orchard Nasdaq-100 Index(R) Fund $56,322.


                                       25

                                   Sub-Adviser


BNY Investment Advisors

BNY Investment Advisors ("BNY") serves as the sub-adviser to the Funds pursuant to a Sub-Advisory Agreement dated effective April 1, 2003. BNY is a separately identifiable division of The Bank of New York, a New York State chartered bank. BNY is registered as an investment adviser with the SEC., Its principal business address is One Wall Street, New York, New York 10286.

GW Capital Management is responsible for compensating BNY from its management fee. BNY will receive monthly compensation for serving as sub-adviser to the Funds at an annual rate based on the aggregate assets held by all Funds, with those Funds of the Maxim Series Fund, Inc. that are also sub-advised by BNY, specifically: the Maxim Stock Index; Maxim Growth Index; Maxim Value Index; Maxim Index 600 Portfolios. The monthly compensation based on the aggregation of these assets is set at the annual rate of 0.02% of average daily net assets.


The sub-adviser provides investment advisory assistance and portfolio management advice to the investment adviser for the respective Funds. Subject to review and supervision by the investment adviser and the Board of Trustees, the sub-adviser is responsible for the actual management of the Funds and for making decisions to buy, sell or hold any particular securities. The sub-adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its employees and officers connected with the investment and economic research, trading and investment management for the Funds.

Expenses of the Funds


In addition to the management fees paid to GW Capital Management, the Trust pays certain other costs for the Funds including, but not limited to, (a) brokerage commissions; (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on the Funds; (c) interest charges on borrowing; (d) fees and expenses of registering the shares of the Funds under the applicable federal securities laws and of qualifying shares of the Funds under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications; (e) expenses of printing and distributing the Funds' prospectus and other reports to shareholders; (f) costs of proxy solicitations; (g) transfer agent fees; (h) charges and expenses of the Trust's custodians; (i) compensation and expenses of the "independent" trustees; and (j) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligations of the Trust to indemnify its trustees and officers with respect thereto. GW Capital Management pays these expenses (other than interest, taxes, brokerage commissions, and ordinary expenses) on behalf of the Trust out of their management fee.


Principal Underwriter


Effective April 30, 2002, the Trust entered into a principal underwriting agreement with Greenwood Investments, LLC ("Greenwood"), 8515 East Orchard Road, Greenwood Village, Colorado 80111-5002. Greenwood is an affiliate of GW Capital Management and is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). The principal underwriting agreement calls for Greenwood to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Funds, which are continuously offered at net asset value.


Compensation received by the previous and current Principal Underwriters during the Trust's last fiscal year:

               Net
Name of        Underwriting      Compensation
Principal      Discounts and     on Redemptions      Brokerage     Other
Underwriter    Commissions       and Repurchases     Commissions   Compensation

Greenwood        -0-                   -0-              -0-            -0-

                                       26

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the direction of the Board of Trustees, GW Capital Management, or the Sub-Adviser for those Funds which are managed on a day-to-day basis by the Sub-Adviser, is primarily responsible for placement of the Funds' portfolio transactions, including the selection of brokers and dealers through or with which transactions are executed. Neither GW Capital Management nor the Sub-Adviser have an obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of the Trust to seek to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While GW Capital Management and the Sub-Adviser generally will seek reasonably competitive commissions, the policy of the Trust of seeking to obtain the most favorable net results means the Funds will not necessarily pay the lowest spread or commission available.

Transactions on U.S. futures and stock exchanges are effected through brokers acting on an agency basis and involve the payment of negotiated brokerage commissions. Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated commission transactions in the United States. Transactions in over-the-counter equities and most fixed income instruments, including U.S. government securities, generally are effected with dealers acting as principal on a "net" basis not involving the payment of brokerage commissions. Prices for such over-the-counter transactions with dealers acting as principal usually include an undisclosed "mark-up" or "mark down" (sometimes called a "spread") that is retained by the dealer effecting the trade. Recently, several dealers have begun trading over-the-counter securities on a disclosed fee basis, resulting in payment by the Funds of a separately identifiable and disclosed fee similar to the commissions paid brokers acting on an agency basis. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission (sometimes called an "underwriting discount" or "selling concession") which is paid by the issuer to the underwriter or dealer.

In selecting brokers and dealers through which to effect portfolio transactions for the Funds, GW Capital Management and the Sub-Adviser may give consideration for investment research information or services provided to them by brokers and dealers, and cause the Funds to pay commissions to such brokers or dealers furnishing such services which are in excess of commissions which another broker or dealer may have charged for the same transaction. Such investment research information or services ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector, compilations of company or security data, attendance at conferences or seminars on investment topics, and may also include subscriptions to financial periodicals, and computerized news, financial information, quotation and communication systems, including related computer hardware and software, used in making or implementing investment decisions. Some investment research information or services may be used by GW Capital Management or the Sub-Adviser both for investment research purposes and for non-research purposes, such as for presentations to prospective investors or reports to existing clients regarding their portfolios. Where GW Capital Management or the Sub-Adviser uses such information or services for both research and non-research purposes, it makes a good faith allocation of the cost of such information or service between the research and non-research uses. The portion of the cost of the information or service allocable to the non-research use is paid by GW Capital Management or the Sub-Adviser, as the case may be, while the portion of the cost allocable to research use may be paid by the direction of commissions paid on the Funds' portfolio transactions to the broker or dealer providing the information or service.

GW Capital Management and the Sub-Adviser may use any investment research information or services obtained through the direction of commissions on portfolio transactions of the Funds in providing investment advice to any or all of their other investment advisory accounts, and may use such information in managing their own accounts. The use of particular investment research information or services is not limited to, and may not be used at all in making investment decisions for, the portfolio of the Fund the transactions of which are directed to the broker or dealer providing the investment research information or services.

If in the best interests of both one or more Funds and other GW Capital Management client accounts, GW Capital Management may, to the extent permitted by applicable law, but need not, aggregate the purchases or sales of securities for these accounts to obtain favorable overall execution. When this

                                       27

occurs, GW Capital Management will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts. In making this determination, GW Capital Management may consider, among other things, the investment objectives of the respective client accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing the Funds and other client accounts. The use of aggregated transactions may adversely affect the size of the position obtainable for the Funds, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold.


For the fiscal years 2001, 2002 and 2003, respectively, the Funds paid commissions as follows: Orchard S&P 500 Index(R) Fund - $40,013, $92,021 and $32,766; Orchard Index 600 Fund - $118,731, $110,869 and $24,260; Orchard DJIASM
Index Fund - $9,478, $19,546 and $3,272; Orchard Nasdaq-100 Index(R) Fund - $6,535, $9,542 and $51,973.

As of October 31, 2003, the Orchard S&P 500 Index(R) Fund had acquired securities of its regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents, as follows:

Broker or Dealer                                      Value of Securities as of October 31, 2003
----------------                                      ------------------------------------------
Goldman Sachs Group                                                                     $993,000
Morgan Stanley Dean Witter & Company                                                  $1,333.000
Lehman Brothers Holdings, Inc.                                                          $442,000
Merrill Lynch & Co., Inc.                                                             $1,235,000
Bank of America                                                                       $2,532,000
Charles Schwab                                                                          $409,000


Portfolio Turnover

The turnover rate for each Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average market value of portfolio securities owned by the Fund during the fiscal year. In computing the portfolio turnover rate, certain U.S. government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded.

There are no fixed limitations regarding the portfolio turnover of the Funds. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of each Fund may be disposed of when appropriate in GW Capital Management's judgment.

With respect to any Fund, a higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses which might be borne by the Fund and, thus, indirectly by its shareholders. Higher portfolio turnover may also increase a shareholder's current tax liability for capital gains by increasing the level of capital gains realized by a Fund.

                                       28


Based upon the formula for calculating the portfolio turnover rate, as stated above, the portfolio turnover rate for each Fund for the period November 1, 2002 to October 31, 2003 is as follows:

                                         2002                 2003
     Portfolio                           Turnover Rate        Turnover Rate
     ---------                           ----------------------------------
Orchard S&P 500 Index(R)Fund              15.48%               17.23%
Orchard Index 600 Fund                   31.67%                37.79%
Orchard DJIASM Index Fund                135.37%              117.05%
Orchard Nasdaq-100 Index(R)Fund           64.57%               97.73%



The Orchard DJIASM Index Fund invests in a relatively small group of securities listed on the major stock exchanges. The risk that the value of an individual security or particular type of security can be more volatile than the market as a whole, or can perform differently than the market as a whole, is magnified if that particular security falls within the small grouping in which the Orchard DJIASM Index Fund invests. Additionally, the portfolio turnover rate for this Fund in 2003 was in excess of 100%. High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).




                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption of Shares. The Prospectus fully describes how shares of the Funds may be purchased and redeemed. That disclosure is incorporated by reference into this SAI. Please read the Prospectus carefully.

Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption in-kind) at the value of such securities used in determining the redemption price. Nevertheless, pursuant to Rule 18f-1 under the 1940 Act, each Fund is committed to pay in cash to any shareholder of record, all such shareholder's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Trustees of the Trust deem fair and equitable. If shareholders were to receive redemptions in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Funds do not anticipate making redemptions in-kind.


Pricing of Shares. The net asset value of each Fund is determined in the manner described in the Prospectus. Securities held by each Fund will be valued as follows: portfolio securities are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the bid price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under procedures or guidelines established by the Board of Trustees, including valuations furnished by pricing services retained by GW Capital Management.The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes reflects fair value. The policy is intended to assure that a Fund's net asset value fairly reflects security values as of the time of pricing.

For all Funds, securities with remaining maturities of not more than 60 days are valued at amortized cost, which approximates market value.


                             INVESTMENT PERFORMANCE

The Funds may measure investment performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns.

Standardized Average Annual Total Return Quotations. Average annual total return quotations for shares of a Fund are computed by finding the average annual compounded rates of return over the one and five-year periods or period of operation for a Fund that would equate a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

FORMULA:       P(1+T)n = ERV

                                       29

WHERE:         P      =      a hypothetical initial payment of $1,000
               T      =      average annual total return
               n      =      number of years

               ERV    =      ending redeemable value of a hypothetical $1,000
                             payment made at the beginning of the designated period (or fractional portion thereof)


The computation above assumes that all dividends and distributions made by a Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

One of the primary methods used to measure performance is "total return." Total return will normally represent the percentage change in value of a Fund, or of a hypothetical investment in a Fund, over any period up to the lifetime of the Fund. Unless otherwise indicated, total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period.

Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration.

Each Fund's average annual total return quotations and yield quotations as they may appear in the Prospectus, this SAI or in advertising are calculated by standard methods prescribed by the SEC.

Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Fund based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution. A Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short- term capital gain actually earned by the Fund during the month.

Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

Standardized Average Annual Total Return Quotations (After Taxes on Distributions). Average annual total return after taxes on distributions quotations for shares of a Fund are computed by finding the average annual compounded rates of return over the one and five-year periods or period of operation for a Fund that would equate a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

FORMULA:       P(1+T)n = ATVD

WHERE:  P      =      a hypothetical initial payment of $1,000

               T      =      average annual total return (after taxes on
                             distributions)
               n      =      number of years

                                       30

               ATVD   =      ending  value  of a  hypothetical  $1,000  payment
                             made  at  the beginning of the designated period
                             (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption.

The computation above assumes that all dividends and distributions made by a Fund, less applicable taxes, are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

Standardized Average Annual Total Return Quotations (After Taxes on Distributions and Redemption). Average annual total return after taxes on distributions quotations for shares of a Fund are computed by finding the average annual compounded rates of return over the one and five-year periods or period of operation for a Fund that would equate a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

FORMULA:       P(1+T)n = ATVDR

WHERE:         P      =      a hypothetical initial payment of $1,000

               T      =      average annual total return (after taxes on
                             distributions and redemption)
               n      =      number of years

               ATVDR  =      ending value of a hypothetical $1,000 payment
                             made at the beginning of the designated period (or fractional portion thereof), after taxes on Fund distributions and redemption.


The computation above assumes that all dividends and distributions made by a Fund, less applicable taxes, are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

Standardized Yield Quotations. The yield of a Fund is computed by dividing the Fund's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share on the last day of such base period in accordance with the following formula:

FORMULA:


               2[(a - b + 1)6 - 1]
                  _____
                    cd


WHERE:  a =    dividends and interest earned during the period

               b =    net expenses accrued for the period (net of reimbursement)


               c = the average daily number of shares outstanding during the period that were entitled to receive dividends

               d = the maximum offering price per share on the last day of the period

Net investment income will be determined in accordance with rules established by the SEC.

Performance Comparisons

Performance information contained in reports to shareholders, advertisements, and other promotional materials may be compared to that of various unmanaged indexes. These indexes may assume the reinvestment of dividends, but generally do not reflect deductions for operating expenses.

Advertisements quoting performance rankings of a Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting a Fund's historical performance, may from time to time be sent to investors or placed in

                                       31

newspapers and magazines such as The New York Times, The Wall Street Journal, Barron's, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or any other media on behalf of the Funds.


Shown below are calculations of the Funds' average annual total return calculated as of December 31, 2003. This information is calculated as described above, in accordance with applicable SEC requirements. Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's average annual total return for any prior period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.


The following table shows the Fund's average annual total return without any adjustment for taxes on distributions or redemptions.

                                Standardized Average Annual Total Return
--------------------- ------------------ ------------------ ------------------ ------------------
        Fund               1-Year             5-Years        Since Inception    Inception Date

                                                                                    of Fund
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------

Orchard S&P 500            26.90%              -1.29              5.97%        February 3, 1997
Index(R)Fund

--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------

Orchard 600 Index          35.98%              8.57               9.06%        February 3, 1997
Fund

--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------

Orchard DJIA SM             28.28%              N/A              -0.43%        August 25, 2000
Index Fund

--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------

Orchard Nasdaq-100          49.00%              N/A               25.01%       August 25, 2000
Index(R)Fund

--------------------- ------------------ ------------------ ------------------ ------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of any Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning or legal advice from a qualified tax adviser.

Qualification as a Regulated Investment Company

The Internal Revenue Code of 1986, as amended (the "Code"), provides that each investment portfolio of a series investment company is to be treated as a separate corporation.

Accordingly, each of the Funds has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. As a RIC, each Fund will not be subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and net realized capital gain (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Each Fund will be subject to tax at regular corporate rates on any income or gains that it does not distribute.

Distributions by a Fund made during the taxable year or, under specified circumstances, within one month after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are ancillary to the Fund's principal business of investing in stock and securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such

                                       32

stock, securities, currencies (the "Income Requirement"). Each Fund is also subject to certain diversification requirements discussed below.

Certain debt securities purchased by a Fund (such as zero-coupon bonds) may be treated for federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for Federal income tax purposes. Whether or not a Fund actually receives cash, it is deemed to have earned original issue discount income that is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of a Fund each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.

In addition, a Fund may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time the Fund purchased the securities. This additional discount represents market discount for income tax purposes. Treatment of market discount varies depending upon the maturity of the debt security and the date on which it was issued. For a debt security issued after July 18, 1984 having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Fund elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. For any debt security issued on or before July 18, 1984 (unless a Fund makes the election to include market discount in income currently), or any debt security having a fixed maturity date of not more than one year from the date of issue, the gain realized on disposition will be characterized as long-term or short-term capital gain depending on the period a Fund held the security. A Fund may be required to capitalize, rather than deduct currently, part of all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless such Fund makes the election to include market discount in income currently).

At the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets must consist of cash or cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Test").

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the current and accumulated earnings and profits of the Fund. In such event, such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

If a Fund were to fail to qualify as a RIC for one or more taxable years, the Fund could then qualify (or requalify) as a RIC for subsequent taxable years only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. The Fund might also be required to pay to the U.S. Internal Revenue Service interest on 50% of such accumulated earnings and profits. In addition, pursuant to U.S. Treasury regulations, if the Fund should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Fund may be subject to tax on the excess (if any) of the fair market value of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to requalify as a RIC.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on RICs that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. The balance of such income must be

                                       33

distributed during the next calendar year. For the foregoing purposes, a RIC is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

U.S. Treasury regulations may permit a regulated investment company, in determining its investment company taxable income and undistributed net capital gain for any taxable year, to treat any capital loss incurred after October 31 as if it had been incurred in the succeeding year. For purposes of the excise tax, a regulated investment company may: (i) reduce its capital gain net income by the amount of any net ordinary loss for any calendar year; and (ii) exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will generally not qualify for the 70% dividends-received deduction for corporations.

A Fund may either retain or distribute to shareholders the Fund's net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his or her shares.

Conversely, if a Fund elects to retain net capital gain, it will be taxed thereon (except to the extent of any available capital loss carryovers) at the then current applicable corporate tax rate. If a Fund elects to retain its net capital gain, it is expected the Fund will also elect to have shareholders treated as having received a distribution of such gain, with the result that the shareholders will be required to report their respective shares of such gain on their returns as long-term capital gain, will receive a refundable tax credit for their allocable share of tax paid by the Fund on the gain, and will increase the tax basis for their shares by an amount equal to the deemed distribution less the tax credit.

Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those purchasing just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and will reduce) the shareholder's tax basis in his or her shares; any excess will be treated as gain from the sale of his or her shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, distributions declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Fund) on December 31, of such calendar year if such distributions are actually made in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

                                       34

Sale or Redemption of Fund Shares

A shareholder will recognize gain or loss on the sale or redemption of shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than 12 months. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, special holding period rules provided in Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. For shareholders who are individuals, long term capital gains (those arising from sales of assets held for more than 12 months) are currently taxed at rates of 5-15%. Each January, the Fund will provide to each investor and to the IRS a statement showing the tax characterization of distributions paid during the prior year.

Backup Withholding

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Each Fund also reserves the right to close accounts that fail to provide a certified tax identification number, by redeeming such accounts in full at the current net asset value.

Foreign Shareholders

The U.S. federal income taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income for a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate, if applicable) upon the gross amount of the dividend. Such foreign shareholders generally would be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and on capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by the foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                                       35

Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investments in the Funds.

                               OTHER INFORMATION

Organization of the Trust

The Trust is an open-end management investment company organized as a Delaware business trust on July 23, 1996. The Trust has authorized capital of an unlimited number of shares of beneficial interest in the Trust. Shares may be issued in one or more series of shares, and each series may be issued in one or more classes of shares. Presently, each Fund represents a separate series of shares.

The assets of the Trust received for the sale of shares of a Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are allocated to such Fund, and constitute the underlying assets of such Fund. The underlying assets of a Fund are accounted for separately on the books of the Trust, and are to be charged with the liabilities with respect to such Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated between the Funds in a manner deemed to be fair and equitable by the Board of Trustees. In the event of dissolution or liquidation of a Fund, the Board of Trustees will distribute the remaining proceeds or assets of the Fund ratably among its shareholders.

Shareholder and Trustee Liability

Shareholders of a business trust such as the Trust may, under certain circumstance, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that every note, bond, contract or other undertaking entered into or executed by the Trust or the trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of each Fund's assets of any shareholders held personally liable for the obligations of the Fund. The Declaration of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. In addition, under Delaware law, shareholders of the Funds are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. In view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects the trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Voting Rights

The shares of the Funds have no preemptive or conversion rights. Dividends rights, the right of redemption, and exchange privileges are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or any Fund may, as set forth in the Declaration of Trust, call meetings of the Trust or a Fund for any purpose related to the Trust or Fund, as the case may be, including in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Fund may be terminated upon the sale of its assets to another investment company (as defined in the 1940 Act), or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or the Funds. If not so terminated, the Trust or the Funds will continue indefinitely.

                                       36

Custodians

Barclays Global Investors, N.A., 45 Fremont Street, San Francisco, California 94105, was the custodian of the assets for the Fund from November 1, 2002 until March 31, 2003. BNY has been the custodian of the assets for the Funds from April 1, 2003 through the present. Fees paid by GW Capital Management for the period 2000-2003 for custodial services are as follows:


Year           Bank of New York                 Barclays Global Investors

2000            $252,399.45                                $0.00
2001             $93,682.85                           $81,045.33
2002             $11,500.31                          $136,846.51
2003            $105,060.00                           $15,346.00


The custodian is responsible for the safekeeping of a Fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a portfolio or in deciding which securities are purchased or sold by a Fund. However, a Fund may invest in obligations of the custodians and may purchase securities from or sell securities to the custodian.

Transfer and Dividend Paying Agent


Financial Administrative Services Corporation ("FASCorp"), 8515 East Orchard Road, Greenwood Village, Colorado 80111-5002 serves as the Funds' transfer agent and dividend paying agent.


Independent Auditors

Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202, serves as the Funds' independent auditors. Deloitte & Touche LLP examines financial statements for the Funds and provides other audit, tax, and related services.

                              FINANCIAL STATEMENTS


Audited financial statements for the Trust and each Fund as of October 31, 2002 together with the notes thereto and the report of Deloitte & Touche LLP are incorporated into this SAI by reference to the Fund's N-CSR (annual report) filed with the Securities and Exchange Commission via EDGAR on December 23, 2003.


                                       37


                                   APPENDIX A


Corporate Bond Ratings by Moody's Investors Service, Inc.





Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.




Corporate Bond Ratings by Standard & Poor's Corporation

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                       38

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for bonds rated BBB than for bonds in the A category.

BB, B, CCC, and CC - Standard & Poor's describes the BB, B, CCC and CC rated issues together with issues rated CCC and CC. Debt in these categories is regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper Ratings by Moody's Investors Service, Inc.

Prime-1 - Commercial Paper issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Prime-2 - Issuers in the Commercial Paper market rated Prime-2 are high quality. Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternative means of financing remain assured.

Prime-3 - Issuers in the Commercial Paper market rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Commercial Paper Ratings by Standard & Poor's Corporation

A - Issuers assigned this highest rating are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 - Capacity for timely payment for issuers with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3 - Issuers carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

                                       39


                                   APPENDIX B

                      Proxy Voting Policies and Procedures

                           GW Capital Management, LLC

                           PROXY POLICIES & PROCEDURES

PROXY VOTING POLICIES

                                     Policy

GW Capital Management, LLC (GWCM) will vote proxies solely in the best interest of its clients, GWCM managed fund shareholders, or where employee benefit plan assets are involved, in the interest of plan participants and beneficiaries. As a matter of policy, the officers, managers and employees of GWCM will not be influenced by outside sources whose interests conflict with the interest of clients, shareholders or participants and beneficiaries. Any conflict of interest will be resolved in the best interest of the client, shareholders or participants and beneficiaries.

Voting Guidelines

Proxy issues are considered on a case-by-case basis. The following are general guidelines summarizing GWCM's position on various issues and giving a general indication of how securities will be voted on proposals dealing with particular issues. The guidelines are not exhaustive and do not include all potential voting issues. There may be instances when GWCM may not vote in strict adherence to these guidelines. The guidelines shall be reviewed regularly, and amended as changes in the marketplace demand and as developments in corporate governance occur.

1)  COMMON MANAGEMENT PROPOSALS

Election of Directors - Case by Case

        Although the election of directors is a routine issue, GWCM believes that the structure and functioning of a company's board of directors are critical to the economic success of every company. Board-related issues are therefore treated in a separate section, below.

Appointment of Auditors - Approve

Proposals to ratify independent auditors will generally be voted for unless there is a reason to believe the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

Corporation Name Change - Approve

Elimination of Preemptive Rights - Approve

        Preemptive Rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

        GWCM will generally approve the elimination of Preemptive Rights, but will oppose the elimination of Limited Preemptive Rights (e.g., on proposed issues representing more than an acceptable level of dilution).

Establishment of 401(k) Plan - Approve

2)  BOARD OF DIRECTORS

GWCM supports measures which encourage and enable boards to fulfill their primary responsibility to represent the economic interests of shareholders. While we take into consideration the specific needs of companies that are in early rapid growth phases, closely held,

                                       40

or in severe financial difficulties, GWCM views strong, independent boards as key in the protection of shareholder value.

An "Independent Director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with they company, no present or recent employment relationship with the company (including employment of immediate family members), and, in the case of audit committee members, no compensation for non-board services).

GWCM will examine a board's complete profile when questions of independence arise. The above factors will be considered in the examination.

Election of Directors - Case by Case

        GWCM supports management in most elections, however, it will withhold this support if the board gives evidence of acting contrary to the best economic interests of shareholders. GWCM will also withhold approval of individual directors who attend less than 75% of board meetings without providing a legitimate excuse, as GWCM believes that such failure to attend is indicative of a general failure to safeguard shareholder interests. Failure to implement shareholder proposals that have received a majority vote and implementation of dead-hand or no-hand poison pills are two situations which are considered failures to act in the best economic interests of shareholders and may cause GWCM to withhold votes for incumbent directors.

Classified Board of Directors/Staggered Terms - Oppose

        A classified board of directors is one that is divided generally into three classes, each of which is elected for a three-year term, but on a staggered schedule. At each annual meeting therefore, one-third of the directors would be subject to reelection.

        GWCM's belief is that all directors should be subject to reelection on an annual basis to discourage entrenchment, and we will generally vote against classification and for management and shareholder proposals to eliminate classification of the board.

        Occasionally, proposals to classify a board of directors will contain a clause stipulating that directors may be removed only for cause. These proposals will be opposed.

Confidential Voting - Approve

        Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. However, GWCM supports the suspension of confidential voting during proxy contests since dissidents have access to the information and GWCM does not wish to put management at an unfair disadvantage.

Cumulative Voting for Directors - Case by Case

        Cumulative voting allocates one vote for each share of stock held times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. Cumulative voting enables minority shareholders to secure board representation.

        GWCM may support cumulative voting proposals at companies which have classified board structures. However we may withhold approval of proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director Compensation - Case by Case

GWCM believes that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom they have been elected to represent. To this end, GWCM has a preference for compensation

                                       41

        packages which are based on the
        company's performance and which include stock and stock options.

Stock Ownership Requirements - Oppose

GWCM will generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Independent Board Committees - Approve

        We believe that a board's nominating, compensation and audit committees should consist entirely of independent directors in order to avoid conflict of interests. We will therefore normally approve reasonable shareholder proposals to that effect. An example of an unreasonable request would be a case where a board consists of only two or three directors.

Majority Independent Board Composition - Approve

        GWCM will generally support shareholder proposals requesting that the board consist of a majority of independent directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Separation of Chairman and CEO Positions - Case by Case
        GWCM will support shareholder proposals requesting that the positions of chairman and CEO be separated if the board is composed of less than a majority independent directors.

Size of Board

        GWCM will generally oppose proposals that give management the ability to alter the size of the board.

3)  CORPORATE GOVERNANCE MATTERS

When several measures, each of which might be approved by itself, are combined in a single proposal the result may be so restrictive as to warrant opposition.

Adjournment of Meeting to Solicit Additional Votes - Case-by-Case

        Additional solicitation is costly and could result in coercive pressure on shareholders, who usually have sufficient information in the proxy materials to make an informed decision prior to the original meeting date. GWCM will therefore generally oppose such proposals unless the agenda contains proposals which we judge to be in the best interests of clients.

Increases in Authorized Shares - Case by Case

        GWCM will generally approve proposals for increases of up to 100%, but will consider larger increases if a need is demonstrated. Industry specific norms may also be considered in our vote, as well as company history with respect to the use of shares for executive compensation. Furthermore, GWCM may apply a stricter standard if the company has no stated use for the additional shares and/or has previously authorized shares still available for issue. Additionally, proposals which include shares with unequal voting rights may warrant opposition.

Stock Splits - Case by Case

GWCM generally supports a stock split when it enhances the liquidity of a company's stock and reduces the price to a more reasonable trading range. A reverse stock split may be opposed if it is being used to make the company more closely held, thereby jeopardizing liquidity for existing shareholders.

Repurchases of Shares - Case by Case

                                       42

GWCM generally supports the repurchase of shares when it is being done because management believes the stock is undervalued. If the repurchase is an attempt to thwart a takeover, we would generally be opposed.

Indemnification of Directors and Officers - Approve

        GWCM supports the protection of directors and officers against frivolous and potentially ruinous legal actions, in the belief that failure to do so might severely limit a company's ability to attract and retain competent leadership. We will support proposals to provide indemnification which is limited to coverage of legal expenses.

Liability Insurance for Directors and Officers - Approve

        Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. GWCM will generally support insurance against liability for acts committed in an individual's capacity as a director or officer of a company. However, GWCM will withhold approval of proposals which cover breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, willful or negligent conduct in connection with the payment of an unlawful dividend, or any transaction from which the director derived an improper personal benefit.

Reincorporation - Case by Case

        Proposals to reincorporate in another state are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, GWCM will favor reincorporation.

        In cases where there are significant differences in anti-takeover protections, GWCM will vote in favor of reincorporation only if shareholder discretion is not diminished by the change. As state corporation laws are continuously evolving, such a determination requires case by case analysis.

Requirement for more than Simple Majority Vote to pass proposals - Oppose

Elimination of Shareholders' Right to Call Special Meeting - Oppose

Prohibition of Shareholder Action Outside Meetings - Oppose

4)  ANTI-TAKEOVER MATTERS

Blank Check Preferred - Case by Case

        These proposals are for the authorization of a class of preferred stock in which voting rights are not established in advance, but are left to the discretion of the board of directors on a when issued basis. The authority is generally viewed as affording the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without reference to a shareholder vote. However, in some cases it may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings.

        GWCM will oppose these proposals as a transfer of authority from shareholders to the board and a possible entrenchment device. However, if there are few or no other anti-takeover measures on record and the company appears to have a legitimate financing motive for requesting the authority, or has used blank check preferred stock for past financings, GWCM will approve the proposal, subject to dilution considerations as described in the guideline regarding increases in authorized shares.

Differential Voting Power - Oppose

This involves the authorization of a class of common stock having superior voting rights over existing common stock or entitled to elect a majority of the board.

                                       43


Poison Pill Plans  - Oppose

        Also known as Shareholder Rights Plans, these involve call options to purchase securities of a target firm on favorable terms. The options are exercisable only under certain circumstances, usually hostile tender offers. These plans are not subject to shareholder vote. However, the shares required to fund the plan must be authorized. Since these shares are generally blank check preferred, GWCM will oppose them.

        These proposals generally only appear as shareholder proposals requesting that existing plans be put to a vote. The vote is non-binding. GWCM will vote in favor of shareholder proposals to rescind poison pills.

        GWCM's policy is to examine these plans individually. Most plans are opposed, however, GWCM may approve plans which include a 'permitted bid' feature. Permitted bid features have appeared in some Canadian poison pill plans. They require shareholder ratification of the pill, stipulate a sunset provision whereby the pill expires unless it is renewed and specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces a special meeting at which the offer is put to a shareholder vote.

Stakeholder Provision  - Oppose

        Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders in the evaluation of takeover offers.

        GWCM believes that this concept is inconsistent with public ownership of corporations.

5)  MANAGEMENT COMPENSATION MATTERS

Employee Stock Purchase Plans - Case-by-Case

        Employee stock purchase plans (ESPPs) give the company's employees the opportunity to purchase stock in the company. We believe these plans can provide performance incentives and lead to employees' identification with shareholder interests. The most common form of ESPPs are those that qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date, and be approved by shareholders. GWCM will approve ESPPs that include: (1) a purchase price equal to or greater than 85 percent of fair market value, and (2) voting power dilution of ten percent or less.

Golden Parachutes - Case-by-Case

        Golden parachutes provide for compensation to management in the event of a change in control. GWCM views this as encouragement to management to consider proposals which might be beneficial to shareholders. We will normally approve plans put to shareholder vote unless there is clear evidence of excess or abuse.

        GWCM will also approve shareholder proposals requesting that implementation of such arrangements require shareholder approval. This preserves the shareholder's right as owner of the company to oversee compensation arrangements with substantial potential for transfer of shareholder wealth.

Pay-for-Performance Plans - Approve

        The Omnibus Budget Reconciliation Act requires companies to link executive compensation exceeding $1 million to preset performance goals and submit the plans for shareholder approval in order for such compensation to qualify for federal tax deductions. The law further requires that such plans be administered by a compensation committee
        comprised  solely  of  independent  directors.   Because  the

                                       44

        primary objective of such proposals is to preserve the deductibility of such compensation, GWCM is biased toward approval in order to preserve net income. However, proposals which authorize excessive dilution may be declined. When an objectionable plan is coupled with poor performance, we will consider withholding votes from compensation committee members.

Option Plans - Case-by-Case

        GWCM supports option plans which provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth from the company. Because of their potential effect on shareholder value, we believe that shareholders should be given the opportunity to vote to the fullest extent possible prior to the adoption or amendment of an option plan. In situations where a company has foregone shareholder approval, we may consider applying a stricter standard in the approval of increases in share authorization. GWCM may also consider withholding votes for members of the compensation committee. Option plan evaluations are therefore based on the total cost to shareholders and give effect to the incentive aspects of the plan.

        In principle, GWCM opposes the repricing and exchange of options, but we will consider the impact of such features on high-tech, emerging and growth companies and merger situations. Such consideration will focus on the cost-benefit relationship. In cases where repricings that we consider inappropriate have occurred without shareholder approval, we will consider withholding votes for members of the compensation committee.

6)  MERGERS, ASSET SALES & CAPITAL RESTRUCTURINGS

In reviewing merger and asset sale proposals, GWCM's primary concern is the best economic interest of shareholders. Voting on such proposals involves considerations unique to each transaction. As a result, GWCM will vote on a case-by-case basis on board-approved proposals to effect these types of transactions.

7)  SOCIAL ISSUES

From time to time, GWCM is asked to vote on shareholder proposals which address a variety of social issues. We vote in all cases in the best economic interests of shareholders, plan participants and beneficiaries. GWCM does not generally support proposals that lack a demonstrable economic benefit for shareholders.

PROXY VOTING PROCEDURES

                               GENERAL PROCEDURES

The Operations Area of GWCM is responsible for administering the proxy voting process as outlined below. Each client's custodian is responsible for forwarding proxy solicitation materials to GWCM. When proxy solicitation materials are obtained, the Operations Area updates a database for notices of all new shareholder meetings, indicating company name, meeting date, issues for voting, and vote status. The CUSIP and ticker symbol will also be included if they are available through reasonably practicable means. The database will also indicate whether issues are shareholder or management proposals and, upon voting, if the vote has been made with or against management.

Proxy solicitation materials are then forwarded to the portfolio manager for review of the issues and determination of GWCM's voting position in accordance with the policies detailed above. The portfolio manager communicates the voting position to the Operations Area.

The Operations Area logs the voting position and date of vote submission in the proxy database. The Operations Area then submits votes electronically to the soliciting company as directed in the proxy solicitation materials, if electronic voting is available. If electronic voting is not available, phone or mail voting may be utilized. If mail voting is used, a copy of the voting card is retained.

                                       45

Proxy solicitation materials, records of votes cast and any documents prepared by GWCM that were material to making a decision regarding a vote, or that memorialize the basis for the decision, are retained for at least five years in an easily accessible place, the first two years on the premises of GWCM.

Voting summary information is provided annually to the Board of Managers for review. In addition, summary information is posted to the Company's website and made available to clients as requested.

The Operations Area provides voting information to the Legal area annually for inclusion in Form N-PX. Information is to be included for the 12-month period from July 1 to June 30.

                          SUB-ADVISER RESPONSIBILITIES

As designated in the applicable sub-advisory agreement, GWCM may assign proxy voting responsibility to a sub-adviser. In this instance, proxy solicitation materials will generally be sent from the applicable custodian directly to the sub-adviser. Sub-advisers may utilize their own policies and procedures in voting proxies.

Annually, GWCM will obtain each sub-adviser's proxy voting policies and procedures and submit them to the GWCM Managers for review.

Annually, the Operations Area will obtain voting information from each sub-adviser for client disclosure as may be required, and for inclusion in investment company clients' Form N-PX.

                              CONFLICTS OF INTEREST

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if GWCM or an affiliate thereof has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In the case of an investment company, a conflict of interest may arise between the investment company's shareholders and its investment adviser, principal underwriter, or an affiliated person of the investment company, its investment adviser or principal underwriter. Any individual with knowledge of a conflict of interest (for example, a personal conflict of interest such as a familial relationship with company management or a conflict involving a GWCM affiliate that has a business relationship with the company soliciting the proxy) relating to a particular referral item shall disclose that conflict to the Legal Department and otherwise remove himself or herself from the proxy voting process. Any conflict of interest will be resolved by disclosing the conflict to the client (in the case of an investment company client, to its Board of Directors or an appropriate Committee thereof) for consent or direction regarding the proxy at issue.


                                       46


                   THE BANK OF NEW YORK - BNY ASSET MANAGEMENT
                         BEACON FIDUCIARY ADVISERS, INC.
                          ESTABROOK CAPITAL MANAGEMENT
                           GANNETT WELSH & KOTLER LLC

                      PROXY VOTING POLICIES AND PROCEDURES

I.      Introduction and General Principles

A. BNY Asset Management, a division of The Bank of New York ("Adviser") and certain of its affiliates have been delegated the authority and responsibility to vote the proxies of certain of its respective trust and investment advisory clients, including both ERISA and non-ERISA clients.

B. Adviser understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C. Adviser believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with Adviser's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

D. In instances where Adviser does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E. In all circumstances, Adviser will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from Adviser's policies and procedures.

F. There may be circumstances under which Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). Adviser understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. Adviser's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.


II.     Responsibility and Oversight


A. Adviser has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

(1) developing, authorizing, implementing and updating Adviser's policies and procedures;

(2)     overseeing the proxy voting process; and

(3) engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies. The Proxy Committee is currently retaining Institutional Shareholder Services ("ISS") to act as voting delegate. However, the Proxy Committee may elect to retain another proxy consultant, in which event such replacement proxy consultant shall perform ISS's duties as set out in these procedures.

B. Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

C. The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, the chief trust officer, a senior portfolio manager and members of the Legal and Compliance and Portfolio Administration Departments.

D. In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.


III.    Proxy Voting Guidelines


A. Adviser has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the proxy voting guidelines which have been prepared by the Adviser and ISS. A summary of the current applicable proxy voting guidelines is attached to these Voting Policies and Procedures as Exhibit A.

B. Except as set forth in Section III, Paragraph D below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.

C. There may be circumstances under which the Chief Investment Officer, a portfolio manager or other investment professional ("Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.


 IV. Proxy Voting Procedures


A. If a client makes a specific request, Adviser will vote client proxies in accordance with such client's request even if it is in a manner inconsistent with Adviser's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B. At the recommendation of the Proxy Committee, Adviser has engaged ISS as its voting delegate to:


      (1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

      (2) vote and submit proxies in a timely manner; (3) handle other administrative functions of proxy voting;

      (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

      (5) maintain records of votes cast; and

      (6) provide recommendations with respect to proxy voting matters in general. C. Except in instances where clients have retained voting authority, Adviser will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

D. Notwithstanding the foregoing, Adviser retains final authority and fiduciary responsibility for proxy voting.

V. Conflicts of Interest

A. Adviser has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Adviser as a result of business conducted by ISS. Adviser believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices.

B. As ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends, Adviser believes that this process is reasonably designed to address material conflicts of interest that may arise between Adviser and a client as to how proxies are voted.

C. In the event that an Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between Adviser and the client with respect to the voting of the proxy in that manner.


The Proxy Committee will review the questionnaire completed by the Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between Adviser and the client with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.


In the event that the Proxy Committee determines that such vote will not present a material conflict between Adviser and the client, the Proxy Committee will make a determination whether to vote such proxy as recommended by the Investment Professional. In the event of a determination to vote the proxy as recommended by the Investment Professional, an authorized member of the Proxy Committee shall instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the Investment Professional presents a material conflict of interest between Adviser and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

D. In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between Adviser and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between Adviser and the client, an authorized member of the Proxy Committee shall instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that such vote presents a material conflict of interest between Adviser and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) disclose such conflict to the client or clients and obtain written direction from the client as to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

E. Material conflicts cannot be resolved by simply abstaining from voting.

VI.  Recordkeeping

Adviser will maintain records relating to the implementation of these proxy voting policies and procedures, including:

(1) a copy of these policies and procedures which shall be made available to clients, upon request;

(2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

(3)     a record of each vote cast (which ISS maintains on Adviser's behalf);

(4) a copy of each questionnaire completed by any Investment Professional under Section V above;

(5) any other document created by Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

(6) each written client request for proxy voting records and Adviser's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

VII.   Disclosure

Except as otherwise required by law, Adviser has a general policy of not disclosing to any issuer or third party how Adviser or its voting delegate voted a client's proxy.

June 30, 2003

                                   BoNY: Proxy Voting Policy
                                        Date Adopted:

I.      M0100s  Management Proposals - Routine/Business

                                                                       ISS         Client
Agenda Code and Description                                           Policy       Policy
      M0101   Ratify Auditors                                           FOR          FOR

      M0102   Change Date/Location of Annual Meeting                    FOR          FOR

      M0105   Accept Financial Statements and Statutory Reports         FOR

      M0106   Amend Articles/Charter--General Matters                   FOR          FOR

      M0107   Approve Dividends                                         FOR

      M0109   Approve Remuneration of Auditors                          FOR

      M0111   Change Company Name                                       FOR          FOR

      M0113   Approve Investment Advisory Agreement                     C by C       FOR

      M0114   Amend Investment Advisory Agreement                       C by C       FOR

      M0116   Authorize Filing of Required Documents/Other Formalities  FOR

      M0117   Designate Inspector or Shareholder Representative(s) of   FOR
              Minutes of Meeting

      M0119   Reimburse Proxy Contest Expenses                          C by C       C by C

      M0120   Approve Proposed Changes to Bank Charter                  C by C       C by C

      M0121   Approve Continuation of Company Under Canadian            FOR
              Business Corporation Act

      M0122   Adopt New Articles of Association/Charter                 C by C

      M0123   Approve Special Auditors' Report Regarding Related-Party  FOR
              Transactions

      M0124   Approve Stock Dividend Program                            C by C

      M0125   Other Business                                            AGAINST   AGAINST

      M0126   Amend Charter or Bylaws--Non-Routine                      C by C       C by C

      M0128   Designate Newspaper to Publish Meeting Announcements      FOR


I.      M0100s  Management Proposals - Routine/Business (Cont.)
                                                                        ISS       Client
Agenda Code and Description                                           Policy      Policy

      M0129   Approve Minutes of Meeting                                FOR

      M0131   Approve Change of Fundamental Investment Policy           C by C       FOR

      M0135   Amend Corporate Purpose                                   FOR

      M0136   Approve Auditors and Authorize Board to Fix Remuneration  FOR
               of Auditors

      M0137   Miscellaneous Proposal--Company-Specific                   C by C

      M0138   Authorize Board to Ratify and Execute Approved            FOR
              Resolutions

      M0140   Approve Multiple Classes of Stock/Same Voting Rights       C by C      C by C

      M0150   Receive Financial Statements and Statutory Reports           FOR       FOR

      M0151   Approve Financial Statements, Allocation of Income, and   FOR
              Discharge Directors

      M0152   Approve Allocation of Income and Dividends                C by C

      M0153   Approve Allocation of Dividends on Shares Held by            FOR
              Company

      M0154   Approve Continuation of Company Under Provincial          C by C
              Business Corporation Act

      M0155   Appoint Auditors and Deputy Auditors                      FOR

      M0156   Ratify Alternate Auditor                                  FOR

      M0157   Appoint Censor(s)                                         FOR

      M0158   Approve Remuneration of Directors and Auditors            FOR

      M0159   Change Location of Registered Office/Headquarters         FOR

      M0160   Approve Listing of Shares on a Secondary Exchange         FOR

      M0161   Appoint Agencies to Rate the Company's Publicly Offered   FOR
              Securities

      M0162   Designate Risk Assessment Companies                       FOR

      M0163   Approve Investment and Financing Policy                   FOR

      M0164   Open Meeting                                              None


I.      M0100s  Management Proposals - Routine/Business (Cont.)

                                                                        ISS       Client
Agenda Code and Description                                           Policy      Policy

      M0165   Close Meeting                                             None

      M0166   Allow Questions                                           None

      M0167   Announce Vacancies on Supervisory Board                   None

      M0168   Elect Chairman of Meeting                                 FOR

      M0169   Prepare and Approve List of Shareholders                  FOR

      M0170   Acknowledge Proper Convening of Meeting                   FOR

      M0171   Elect Members of Election Committee                       FOR

      M0172   Consider Measures to Address the Decline in the           FOR
              Company's Net Asset Value Relative to Its Capital

      M0173   Approve Standard Accounting Transfers                     FOR

      M0174   Receive Shareholders' Committee Report                    FOR

      M0175   Transact Other Business                                   None

      M0176   Change Fiscal Year End                                    C by C


II.   M0200s  Management Proposals - Director Related

                                                                        ISS       Client
Agenda Code and Description                                           Policy      Policy


      M0201   Elect Directors                                           C by C       FOR

      M0202   Fix Number of Directors                                   FOR          FOR

      M0203   Approve Increase in Size of Board                         C by C       FOR

      M0204   Approve Decrease in Size of Board                         C by C       FOR

      M0205   Allow Board to Set its Own Size                           AGAINST   AGAINST

      M0206   Classify the Board of Directors                           AGAINST  AGAINST

      M0207   Eliminate Cumulative Voting                               AGAINST        FOR

      M0208   Fix Number of and Elect Directors                         C by C       C by C

      M0209   Approve Director/Officer Liability Provisions             C by C       C by C

      M0210   Approve Director/Officer Indemnification Provisions       C by C       C by C

      M0211   Approve Director/Officer Indemnification Agreements       C by C       C by C

      M0212   Approve Director/Officer Liability and Indemnification    C by C       C by C

      M0215   Declassify the Board of Directors                         FOR          FOR

      M0216   Remove Age Restriction for Directors                      FOR          FOR

      M0217   Establish/Alter Mandatory Retirement Policy for Directors C by C       C by C

      M0218   Elect Director to Represent Class X Shareholders          C by C

      M0219   Approve Remuneration of Directors                         C by C

      M0222   Allow Board to Delegate Powers to Committees              C by C       C by C

      M0223   Adopt/Amend Nomination Procedures for the Board           C by C        AGAINST

      M0225   Elect Directors (Opposition Slate)                        C by C       C by C

      M0226   Classify Board and Elect Directors                        AGAINST  AGAINST

      M0227   Amend Articles--Board-Related                              C by C       C by C

      M0228   Elect Alternate/Deputy Directors                          C by C       C by C

      M0229   Authorize Board to Fill Vacancies                         AGAINST   AGAINST

      M0231   Adopt or Amend Director Qualifications                    C by C       FOR

      M0232   Change Range for the Size of the Board                    C by C


      II. M0200s Management Proposals - Director Related (Cont.)

                                                                        ISS       Client
Agenda Code and Description                                           Policy      Policy

      M0233   Elect Company Clerk/Secretary                             FOR          FOR

      M0250   Elect Supervisory Board Member                            FOR

      M0251   Elect Employee Representative to the Board                FOR          FOR

      M0252   Create Position of Honorary Director                      FOR          FOR

      M0253   Amend Articles to Change Size of Supervisory Board                     FOR

      M0254   Allow Board to Appoint Additional Directors Between       C by C
              Annual Meetings

      M0255   Amend Quorum Requirements                                 C by C       FOR

      M0256   Appoint Members of Shareholders' Committee                FOR          FOR

      M0257   Elect Board Representative for Holders of Savings         FOR          FOR
              Shares and Fix His/Her Remuneration

      M0258   Determine Number of Members and Deputy Members of         FOR
              Board

      M0259   Elect Members and Deputy Members of Corporate             FOR
              Assembly

      M0260   Approve Discharge of Management Board                     FOR

      M0261   Approve Discharge of Supervisory Board                    FOR

      M0262   Approve Discharge of Management and Supervisory Board     FOR

      M0263   Approve Discharge of Auditors                             FOR

      M0264   Approve Discharge of Board and President                  FOR

      M0267   Company Specific--Board-Related                           C by C


III.  M0300s  Management Proposals - Capitalization

                                                                        ISS       Client
Agenda Code and Description                                           Policy      Policy

      M0301   Authorize a New Class of Common Stock                     C by C       C by C

      M0302   Authorize New Class of Preferred Stock                    C by C       C by C

      M0304   Increase Authorized Common Stock                          C by C       FOR

      M0305   Increase Authorized Preferred Stock                       C by C       C by C

      M0306   Increase Authorized Preferred and Common Stock            C by C       C by C

      M0307   Approve Stock Split                                       FOR          FOR

      M0308   Approve Reverse Stock Split                               C by C       C by C

      M0309   Approve Increase in Common Stock and a Stock Split        C by C       FOR

      M0312   Issue Common Stock Upon Conversion of Preferred Stock     C by C       FOR

      M0313   Approve Issuance of Warrants/Convertible Debentures       C by C       C by C

      M0314   Eliminate Preemptive Rights                               FOR          C by C

      M0315   Eliminate/Adjust Par Value of Common Stock                FOR          FOR

      M0316   Amend Votes Per Share of Existing Stock                   C by C       AGAINST

      M0318   Authorize Share Repurchase Program                        FOR          FOR

      M0319   Authorize Board to Set Terms of Preferred                 AGAINST      AGAINST

      M0320   Eliminate Class of Preferred Stock                        FOR          FOR

      M0321   Eliminate Class of Common Stock                           FOR          FOR

      M0322   Cancel Company Treasury Shares                            FOR          FOR

      M0323   Approve Issuance of Shares for a Private Placement        C by C       C by C

      M0325   Reduce Authorized Common Stock                            FOR          FOR

      M0326   Authorize Capitalization of Reserves for Bonus Issue or   FOR
              Increase in Par Value

      M0327   Approve Reduction in Stated Capital                       FOR

      M0328   Approve Increase in Authorized Capital                    C by C

      M0329 Authorize Issuance of Equity or Equity-Linked Securities C by C with Preemptive Rights

III. M0300s Management Proposals - Capitalization (Cont.)

                                                                        ISS       Client
Agenda Code and Description                                           Policy      Policy

      M0330   Company Specific--Equity-Related                          C by C       C by C

      M0331   Approve Issuance of Equity or Equity-Linked Securities    C by C
              without Preemptive Rights

      M0332  Increase Authorized Common Stock and Authorize New         C by C       C by C
             Class of Preferred Stock

      M0334   Increase Authorized Common Stock and Authorize New        C by C       C by C
              Class of Common Stock

      M0335   Adopt/Amend Dividend Reinvestment Plan                    C by C       FOR

      M0336   Increase Capital Stock for Use in Shareholder Rights Plan AGAINST   AGAINST

      M0338   Reduce Authorized Preferred Stock                         FOR          FOR

      M0339   Reduce Authorized Common and Preferred Stock              FOR          FOR

      M0340   Extend Redemption Date of Common/Preferred Stock          C by C       C by C

      M0341   Approve Dual Class Stock Recapitalization                 AGAINST   AGAINST

      M0342   Approve/Amend Stock Ownership Limitations                 C by C       C by C

      M0343   Approve/Amend Securities Transfer Restrictions            AGAINST

      M0344   Consent to Amended Bond Indenture                         C by C

      M0350   Authorize Stock With Other Than One Vote Per Share        AGAINST

      M0351   Approve Unlimited Capital Authorization                   AGAINST

      M0352   Convert Multiple Voting Shares to Common Shares           FOR

      M0353   Ratify Past Issuance of Shares                            C by C

      M0354   Approve Creation of Conditional Capital                   C by C

      M0355   Approve Conversion of Participation Certificates          FOR

      M0356   Authorize Issuance of Investment Certificates             C by C

      M0357   Authorize Issuance of Warrants with Preemptive Rights     C by C

      M0358   Authorize Issuance of Warrants without Preemptive Rights  C by C

      M0359   Authorize Issuance of Shares with Warrants Attached with C by C
              Preemptive Rights

III. M0300s Management Proposals - Capitalization (Cont.)

                                                                        ISS       Client
Agenda Code and Description                                           Policy      Policy

      M0360   Authorize Issuance of Shares with Warrants Attached          C by C
              without Preemptive Rights

      M0361   Authorize Issuance of Bonds with Warrants Attached with      C by C
              Preemptive Rights

      M0362   Authorize Issuance of Bonds with Warrants Attached           C by C
              without Preemptive Rights

      M0363   Authorize Issuance of Convertible Bonds with Preemptive      C by C
              Rights

      M0364   Authorize Issuance of Convertible Bonds without              C by C
              Preemptive Rights

      M0365   Authorize Issuance of Equity Upon Conversion of a            C by C
              Subsidiary's Equity-Linked Securities

      M0366   Authorize Capital Increase for Future Share Exchange Offers  C by C

      M0367   Set Global Limit for Capital Increase to Result From All     C by C
              Issuance Requests

      M0368   Approve Issuance of Shares Pursuant to the Share Option      C by C
              Scheme

      M0369   Approve Issuance of Eurobonds                                C by C

      M0370   Authorize Issuance of Bonds/Debentures                       C by C

      M0371   Approve Renewal of Unmarketable Parcels Provision             FOR

      M0372   Approve Bond Repurchase                                       FOR

      M0373   Authorize Reissuance of Repurchased Shares                    FOR

      M0374   Approve Reduction in Share Capital                            FOR

      M0375   Approve Reduction/Cancellation of Share Premium Account       FOR

      M0376   Convert Form of Securities                                C by C

      M0377   Amend Articles/Charter to Reflect Changes in Capital          FOR

      M0378   Amend Articles/Charter--Equity-Related                     C by C



IV.   M0400s  Management Proposals - Reorg. and Mergers

                                                                          ISS       Client
Agenda Code and Description                                             Policy      Policy

      M0401   Change State of Incorporation [  ]                        C by C       C by C

      M0404   Approve Reorganization Plan                               C by C       C by C

      M0405   Approve Merger Agreement                                  C by C       C by C

      M0407   Approve Restructuring Plan                                C by C       C by C

      M0410   Issue Shares in Connection with an Acquisition            C by C       FOR

      M0411   Approve Disposition of Assets and Liquidate Company       C by C       C by C

      M0412   Approve Recapitalization Plan                             C by C       C by C

      M0413   Amend Articles--Organization-Related                       C by C       C by C

      M0414   Company Specific--Organization-Related                     C by C

      MO415   Approve Sale of Company Assets                            C by C       C by C

      M0418   Approve Formation of Holding Company                      C by C       FOR

      M0419   Acquire Certain Assets of Another Company                 C by C       FOR

      M0420   Approve Conversion to Self-Managed REIT                   C by C       FOR

      M0430   Approve/Amend Subadvisory Agreement                       C by C       FOR

      M0431   Adopt Dollar-based Voting Rights                          C by C       FOR

      M0432   Approve Conversion to Series of Delaware                  C by C       FOR
              Business Trust.

      M0433   Approve Conversion from Closed-End to                     C by C       FOR
              Open-End Fund

      M0434   Approve Merger of Funds                                   C by C       FOR

      M0435   Approve Distribution Agreement                            C by C       FOR

      M0450   Approve Acquisition                                       C by C

      M0451   Approve Merger by Absorption                              C by C

      M0452   Approve Joint Venture Agreement                           C by C       C by C

      M0453   Approve Plan of Liquidation                               C by C       C by C

      M0454   Approve Spin-Off Agreement                                C by C       C by C

      M0455   Approve Public Offering of Shares in Subsidiary           C by C       C by C

IV. M0400s Management Proposals - Reorg. and Mergers (Cont.)

                                                                        ISS       Client
Agenda Code and Description                                           Policy      Policy

      M0456   Approve Exchange of Debt for Equity                       C by C       C by C

      M0457   Waive Requirement for Mandatory Offer to                  C by C       C by C
              All Shareholders.

      M0458  Approve Accounting Treatment of Merger, Absorption, or     C by C
             Similar Transaction

      M0459   Approve Affiliation Agreements with Subsidiaries          C by C


      M0460   Approve Transaction with a Related Party                  C by C

      M0461   Amend Articles to: (Japan)                                C by C

      M0462   Approve Pledging of Assets for Debt                       C by C

      M0463   Approve Investment in Another Company                     C by C

      M0464   Approve Loan Agreement                                    C by C

      M0470   Company Specific - Mutual Fund                            C by C       C by C


For MO501 - MO535,  use our simplistic method:
1)      If dilution would be greater tha n 30% - vote AGAINST

2)   If strike prices are 10% or more below market - vote AGAINST



V. M0500s Management Proposals - Non-Salary Comp.

                                                                        ISS       Client
Agenda Code and Description                                           Policy      Policy

      M0501   Approve Stock Option Plan                                 C by C       C by C

      M0503   Amend Stock Option Plan                                   C by C       C by C

      M0504   Approve Incentive Stock Option Plan                       C by C

      M0506   Amend Incentive Stock Option Plan                         C by C

      M0507   Approve Restricted Stock Plan                             C by C       C by C

      M0509   Amend Restricted Stock Plan                               C by C       C by C

      M0510   Approve Employee Stock Purchase Plan                      C by C       C by C

      M0512   Amend Employee Stock Purchase Plan                        C by C       C by C

      M0522   Approve Omnibus Stock Plan                                C by C       C by C

      M0524   Amend Omnibus Stock Plan                                  C by C       C by C

      M0525   Approve Non-Employee Director Stock Option Plan           C by C       C by C

      M0526   Amend Non-Employee Director Stock Option Plan             C by C       C by C

      M0527   Approve Non-Employee Director Restricted Stock Plan       C by C

      M0528   Approve Stock Appreciation Rights Plan                    C by C       C by C

      M0530   Amend Stock Appreciation Rights Plan                      C by C       C by C

      M0534   Approve/Amend 401(k)/Savings Plan                         C by C

      M0535   Approve/Amend Executive Incentive Bonus Plan              C by C       C by C

      M0537   Approve/Amend Supplemental Retirement Plan                C by C       C by C

      M0538   Approve/Amend Deferred Compensation Plan                  C by C       C by C

      M0540   Approve Employment Agreement                              C by C

      M0541   Approve Stock/Cash Award to Executive                     C by C       C by C

      M0543   Approve Executive Loans to Exercise Options               C by C       C by C

      M0546   Approve Executive Loans (Not for Options)                 C by C

      M0547   Company-Specific--Compensation-Related                     C by C       C by C

      M0548   Approve Repricing of Options                              C by C       C by C

V. M0500s Management Proposals - Non-Salary Comp. (Cont.)

                                                                        ISS       Client
Agenda Code and Description                                           Policy      Policy

      M0554   Approve Outside Director Stock Awards/Options             C by C       FOR
              in Lieu of Cash

      M0555   Approve Stock Option Plan Grants                          C by C

      M0556   Approve Stock-for-Salary/Bonus Plan                       C by C       FOR

      M0557   Approve Retirement Benefits for Nonexecutive Directors    C by C

      M0558   Approve/Amend Bundled Compensation Plans                  C by C       C by C

      M0561   Approve/Amend Executive Stock Option Plan                 C by C

      M0562   Approve/Amend Employee Savings-Related Share Purchase     C by C

      M0564   Approve/Amend Employment Agreements                       C by C       C by C

      M0567   Approve Employee Stock Ownership Plan                     C by C

      M0568   Approve/Amend Profit Sharing Plan                         C by C

      M0580   Appoint Internal Statutory Auditor                        C by C

      M0582   Approve Retirement Bonuses for Directors                  C by C

      M0583   Approve Retirement Bonuses for Statutory Auditors         C by C       C by C

      M0584   Approve Retirement Bonuses for Directors and Statutory    C by C
              Auditors

      M0585   Approve Special Bonus for Family of Deceased Director     C by C

      M0586   Approve Special Bonus for Family of Deceased Statutory    C by C
              Auditor

      M0587   Approve Special Bonuses for Families of Deceased          C by C
              Directors and Statutory Auditors

      M0588   Approve Increase in Aggregate Compensation Ceiling for    C by C
Directors

      M0589   Approve Increase in Aggregate Compensation Ceiling for    C by C
Statutory Auditors

      M0590   Approve Increase in Aggregate Compensation Ceiling for    C by C
Directors and Statutory Auditors

      M0591   Approve or Amend Option Plan for Overseas Employees       C by C

      M0592   Amend Terms of Outstanding Options                        C by C

V. M0500s Management Proposals - Non-Salary Comp. (Cont.)

                                                                        ISS       Client
Agenda Code and Description                                           Policy      Policy

      M0593   Approve Share Plan Grant                                  C by C

      M0594   Approve Financial Assistance in Connection with Stock     C by C
              Purchase/Stock Option Plan

      M0595   Amend Articles/Charter--Compensation-Related              C by C

      M0596   Approve Non-Employee Director Restricted Stock Plan       C by C       C by C

      M0597   Amend Non-Employee Director Restrictred Stock Plan        C by C       C by C

      M0598   Approve Non-Employee Director Omnibus Plan                C by C       C by C

      M0599   Amend Non-Employee Director Omnibus Stock Plan            C by C       C by C



VI.     M0600s Management Proposals - Antitakeover Related
                                                                        ISS       Client
Agenda Code and Description                                           Policy      Policy

      M0601   Amend Articles/Bylaws/Charter to Include                  AGAINST   AGAINST
              Antitakeover Provision(s)

      M0602   Amend Articles/Bylaws/Charter to Remove                   FOR          FOR
              Antitakeover Provision(s)

      M0603   Eliminate Right to Act by Written Consent                 AGAINST   AGAINST

      M0604   Provide Directors May Only Be Removed for Cause           AGAINST   AGAINST

      M0605   Adopt or Increase Supermajority Vote Requirement          AGAINST  AGAINST
              for Amendments (up to 66 2/3%)

      M0606   Adopt or Increase Supermajority Vote Requirement          AGAINST   AGAINST
              for Mergers

      M0607   Adopt or Increase Supermajority Vote Requirement          AGAINST   AGAINST
              for Removal of Directors

      M0608   Reduce Supermajority Vote Requirement                     FOR          FOR

      M0609   Adopt or Amend Shareholder Rights Plan (Poison Pill)      C by C    AGAINST

      M0611   Approve Control Share Acquisition                         C by C    AGAINST

      M0612   Opt Out of State's Control Share Acquisition Law          C by C       FOR

      M0613   Adopt Fair Price Provision                                C by C    AGAINST

      M0614   Rescind Fair Price Provision                              C by C       FOR

      M0617   Adjourn Meeting                                           C by C    C by C

      M0618   Eliminate Right to Call Special Meeting                   AGAINST   AGAINST

      M0619   Restrict Right to Call Special Meeting                    AGAINST   AGAINST

      M0621   Require Advance Notice for Shareholder                    C by C       FOR
              Proposals/Nominations

      M0622   Consider Non-Financial Effects of Mergers                 AGAINST   AGAINST

      M0627   Permit Board to Amend Bylaws Without Shareholder          C by C       FOR
              Consent

      M0629   Waive Control Share Acquisition Provision                 C by C

      M0630   Renew Shareholder Rights Plan (Poison Pill)               C by C    AGAINST


VI. M0600s Management Proposals - Antitakeover Related (Cont.)

                                                                        ISS       Client
Agenda Code and Description                                           Policy      Policy

      M0650   Adopt Double Voting Rights for Long-Term Registered       AGAINST
              Shareholders

      M0651   Adopt Increased Dividends for Long-Term Registered        AGAINST
              Shareholders

      M0652   Renew Partial Takeover Provision                          C by C

      M0653   Authorize Board to Issue Shares in the Event of a Public  AGAINST
              Tender Offer or Share Exchange Offer

      M0654   Authorize Board to Repurchase Shares in the Event of a    AGAINST
              Public Tender Offer or Share Exchange Offer

      M0655   Allow Board to Use All Outstanding Capital Authorizations AGAINST

      M0656   Create/Eliminate Special Share Held By Government         C by C

      M0657   Adopt New Articles/Charter--Privatization-Related         C by C

      M0658   Approve/Amend Stock Ownership Limitations                 C by C

      M0659   Approve Reduction in Share Ownership Disclosure           C by C
              Threshold

      M0660   Amend Articles/Charter--Governance-Related                C by C

      M0661   Company-Specific--Governance-Related                      C by C


VII.    S0100s Shareholder Proposals - Routine Business

                                                                        ISS       Client
Agenda Code and Description                                           Policy      Policy

      S0101   Rotate Annual Meeting Location                            AGAINST   AGAINST

      S0102   Change Date/Time of Annual Meeting                        AGAINST   AGAINST

      S0106   Initiate Payment of Cash Dividend                         AGAINST   AGAINST

      S0107   Separate Chairman and CEO Positions                       C by C    AGAINST

      S0108   Liquidate Company Assets and Distribute Proceeds          C by C    C by C

      S0110   Establish Shareholder Advisory Committee                  C by C    C by C

      S0115   Company-Specific -- Miscellaneous                         C by C

      S0118   Convert Closed-End Fund to Open-End Fund                  C by C    C by C

VIII.   S0200s Shareholder Proposals - Director Related

                                                                        ISS       Client
Agenda Code and Description                                           Policy      Policy

      S0201   Declassify the Board of Directors                         FOR       FOR

      S0202   Establish Term Limits for Directors                       AGAINST   AGAINST

      S0203   Establish a Nominating Committee                          FOR          C by C

      S0204   Establish a Compensation Committee                        FOR          C by C

      S0205   Establish Other Board Committee                           C by C       C by C

      S0207   Restore or Provide for Cumulative Voting                  C by C    AGAINST

      S0209   Establish Director Stock Ownership Requirement            AGAINST   AGAINST

      S0211   Establish Mandatory Retirement Age for Directors          AGAINST   AGAINST

      S0214   Remove Existing Directors                                 C by C    C by C

      S0215   Require Majority of Independent Directors on Board        C by C
AGAINST

      S0217   Provide for Special Interest Representation on Board      C by C     AGAINST

      S0219   Limit Composition of Committee(s) to Independent          C by C     FOR
              Directors

      S0220   Require Director Nominee Qualifications                   C by C     AGAINST

      S0222   Company-Specific--Board-Related                           C by C

      S0223   Require Directors Fees to be Paid in Stock                AGAINST   AGAINST

      S0225   Change Size of Board of Directors                         C by C     C by C

      S0227   Add Women and Minorities to the Board                     C by C     FOR

      S0230   Require Two Candidates for Each Board Seat                AGAINST   AGAINST

      S0233   Amend Articles/Bylaws/Charter-Filling Vacancies           C by C     C by C

      S0234   Amend Articles/Bylaws/Charter-Removal of Directors        C by C     C by C

      S0235   Amend Articles/Bylaws/Charter-Call Special Meetings       C by C     C by C



VIII. S0200s Shareholder Proposals - Director Related (Cont.)

                                                                        ISS       Client
Agenda Code and Description                                           Policy      Policy

      S0236   Amend Vote Requirements to Amend Articles/                C by C       C by C
              Bylaws/Charter

      S0237   Amend Director/Officer Indemnification/Liability          C by C       C by C
              Provisions

      S0250   Elect a Shareholder-Nominee to the Board                  C by C


IX.     S0300s Shareholder Proposals - Corporate Governance

                                                                        ISS       Client
Agenda Code and Description                                           Policy      Policy

      S0302   Submit Shareholder Rights Plan (Poison Pill) to           FOR          FOR
              Shareholder Vote

      S0304   Provide for Confidential Voting                           FOR          FOR

      S0306   Submit Acquisition Offer(s) for Shareholder Vote          FOR          FOR

      S0307   Restore Preemptive Rights of Shareholders                 C by C       C by C

      S0311   Reduce Supermajority Vote Requirement                     FOR

      S0318   Eliminate or Restrict Severance Agreements                C by C       C by C
              (Change-in-Control)

      S0319   Reincorporate in Another State [  ]                       C by C       C by C

      S0320   Submit Preferred Stock Issuance to Vote                   C by C

      S0321   Submit Severance Agreement (Change-in-Control) to         FOR          C by C
              Shareholder Vote

      S0326   Amend Articles/Bylaws/Charter to Remove                   FOR         AGAINST
              Antitakeover Provisions

      S0329   Eliminate Discretionary Voting of Unmarked Proxies       AGAINST       FOR

      S0330   Eliminate Cumulative Voting                               FOR

      S0332   Amend Terms of Existing Poison Pill                       C by C       C by C

      S0350   Amend Articles to Limit the Bank's Authority to Exercise C by C
              Votes at AGMs as Proxy for Shareholders

      S0351   Initiate Special Investigation to Determine if the Bank Property       C by C
              Voted Proxies in the Previous Five Years

      S0352   Company-Specific--Governance-Related                      C by C

X.      S0400s Shareholder Proposals - Social / Human Rights

                                                                        ISS       Client
Agenda Code and Description                                           Policy      Policy

      S0411   MacBride Principles                                       C by C        AGAINST

      SO413    Report on MacBride Principles                            C by C        AGAINST

      S0414   ILO Standards                                             C by C

      S0415   Vendor Standards                                          C by C

      S0417   Workplace Code of Conduct                                 C by C

      S0420   Burma-Related                                             C by C

      S0424   Report on Maquiladora Operations                          C by C        AGAINST

      S0425   China Principles                                          C by C

      S0426   Human Rights-Related                                      C by C


XI.     S0500s Shareholder Proposals - Compensation

                                                                        ISS       Client
Agenda Code and Description                                           Policy      Policy

      S0501   Limit/Prohibit Awards to Executives                       C by C      AGAINST

      S0507   Report on Executive Compensation                          C by C      AGAINST

      S0508   Submit Executive Compensation to Vote                     C by C      AGAINST

      S0509   Eliminate Outside Directors' Retirement Benefits          FOR          FOR

      S0510   Link Executive Compensation to Social Issues              C by C

      S0511   Company-Specific--Compensation-Related                    C by C

      S0512   Performance-Based/Indexed Options                         C by C

      S0513   Put Repricing of Stock Options to Shareholder Vote           FOR

XII.    S0600s Shareholder Proposals - General Economic Issues

                                                                        ISS       Client
Agenda Code and Description                                           Policy      Policy

      S0602   Report on Bank Lending Policies                           C by C        AGAINST

      S0614   International Finance                                     C by C        AGAINST

      S0616   Adopt High-Performance Workplace Policy                   C by C

      S0617   Hire Advisor to Maximize Shareholder Value                C by C        AGAINST

      S0618   Seek Sale of Company/Assets                               C by          AGAINST

XIII.   S0700s Shareholder Proposals - Health / Environment

                                                                        ISS       Client
Agenda Code and Description                                           Policy      Policy

      S0702   Advertising Standards                                     C by C    AGAINST

      S0703   Tobacco-Related--Miscellaneous                            C by C    AGAINST

      S0704   Tobacco-Related--Prepare Report                           C by C    AGAINST

      S0706   Abortion-Related Activities                               C by C

      S0708   Reduce or Eliminate Toxic Wastes or Emissions             C by C    ABSTAIN

      S0709   Nuclear Power-Related                                     C by C    AGAINST

      S0720   Alcohol-Related                                           C by C    AGAINST

      S0725   Weapon-Related                                            C by C

      S0726   Adopt Conservation Policy                                 C by C    AGAINST

      S0727   Report on Foreign Military Sales/Defense Business         C by C    AGAINST

      S0728   CERES Principles                                          C by C    AGAINST

      S0729   Drug Pricing                                              C by C    AGAINST

      S0730   Report on Environmental Policies                          C by C    AGAINST

      S0735   Health Care-Related                                       C by C    AGAINST

      S0736   Genetically Modified Organisms (GMO)                      C by C

      S0740   Environmental-Related--Miscellaneous                      C by C

      S0741   ANWR                                                      C by C

      S0742   Global Warming                                            C by C


XIV. S0800s Shareholder Proposals - Other / Misc.

                                                                        ISS       Client
Agenda Code and Description                                           Policy      Policy

      S0805   Report on Government Service of Employees                 C by C        AGAINST

      S0806   Charitable Contributions                                  C by C        AGAINST

      S0807   Political Contributions/Activities                        C by C        AGAINST

      S0810   Company-Specific -- Shareholder Miscellaneous             C by C        AGAINST

      S0812   EEOC-Related Activities                                   C by C        AGAINST

      S0814   Glass Ceiling                                             C by C




XV.     Special Instructions

M0501 - M0535:  Use the following evaluation method:
If dilution is greater than 30 percent - vote AGAINST

If strike price is 10 percent or more below fair market value - vote AGAINST

                     ISS INSTITUTIONAL SHAREHOLDER SERVICES


February 06, 2003

Re: Custom guidelines for 2003 US Policy Changes and 2003 Global Policy Changes

The Bank of New York
Josef Najar
Vice President
1290 Avenue of the Americas
New York, NY 10104

Dear Mr. Najar,

The 2003 Proxy Season is just around the corner. As an ISS client, you should have received two emails announcing the Policy Changes. An attachment to those emails details proposals expected to appear on upcoming shareholder meetings for companies domiciled in the United States and internationally. Many of the shareholder proposals represent new developments in the field of corporate governance and will require The Bank of New York to supplement its proxy voting policies. A supplement to the proxy voting policies is also required for management and shareholder proposals on global agendas.


On pages three through eleven of this document is a policy matrix. This matrix enumerates the expected shareholder proposals, ISS's policy regarding these new proposals, and a blank cell for you to provide guidance on The Bank of New York's vote recommendations. Please note that all sections not designated as pertaining to a specific country are considered proposals for U.S. companies.

For several of the items listed in the matrix, additional information can be found in the documents attached to the emails announcing ISS's U.S. and Global policy changes. However, it should also be noted that some of the possible shareholder proposals are not detailed in that attachment. These include shareholder proposals: advocating the use of only performance-based stock options, banning stock sales by executives, banning stock option grants, requiring reports on executive retirement benefits, granting shareholder access to the proxy ballot to nominate board members and requiring offshore companies to reincorporate into the U.S. Brief overviews of these proposals follow the policy matrix.

We would also like to take this opportunity to record, in writing, your policy on how ISS should handle instances where the Boston Partners' guidelines do not provide specific instructions on certain proxy voting issues. This is a quality assurance requirement that we have adopted which should allow us to have a record of how the above mentioned situation should be handled. A matrix that addresses this topic has been provided for you on page ten.

In an effort to streamline vote recommendation execution for the 2003 proxy season, please record Comerica Bank's voting policy in the space provided and return a completed copy of the table in this letter to Andrew Winffel or Simeon Wallace at the addresses provided below.

Your timely feedback is appreciated and will allow ISS to better service The Bank of New York's account.

If you have any questions or comments regarding these proposals, we would be pleased to hear from you.

Sincerely,

Andrew Winffel
Domestic Custom Research Analyst
Institutional Shareholder Services
Phone: (301) 556- 0452
Fax: (301) 556-0512
E-mail: andrew.winffel@issproxy.com

Simeon Wallace
Global Custom Research Analyst
Institutional Shareholder Services, Inc.
Phone: (301) 556-0475
FAX: (301) 556-0491
E-mail: simeon.wallace@issproxy.com

Policy Matrix

Based on the developing trends in corporate governance, this matrix delineates the key issues of focus as well as ISS's policy on the issues. As discussed above, please review the table and include The Bank of New York's instruction on how we should vote these proposals on your behalf. Your input will serve to supplement The Bank of New York's policy we have on record. Please note that you have the option of defaulting to ISS's baseline position on any given issue.

--------------------------------------------- --------------------------- -----------------------
Auditor related issues:                       ISS policy                  BONY's policy
-----------------------
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Auditor independence:                         ISS will evaluate this      - Against ISS's
Shareholder proposals requiring companies     shareholder proposal on a   position
to prohibit their auditors from engaging in   CASE-BY-CASE basis.         - Against all like
non-audit services (or cap level of                                       shareholder proposals
non-audit services).
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Audit firm fees:                              ISS will vote AGAINST       - Against ISS
Audit fees vs. Non-audit fees                 auditors and WITHHOLD       - Against all like
                                              votes from audit            shareholder proposals
                                              committee members if
                                              non-audit fees are
                                              greater than audit fees,
                                              audit-related fees, and
                                              permitted tax fees
                                              combined. ISS will follow
                                              the disclosure categories
                                              being proposed by the SEC
                                              in applying the above
                                              formula.
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Audit firm ratification:                      ISS will vote FOR           - For ISS's position
Shareholder proposals requiring               shareholder proposals
shareholders' votes for audit firm            requesting shareholder
ratification.                                 vote for audit firm
                                              ratification

--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Audit firm rotation:                          ISS will vote FOR           WILL RETURN LATER
Shareholder proposals requesting companies    shareholder proposals
to rotate audit firms every five or seven     asking for audit firm
years.                                        rotation, unless rotation
                                              period is less than five
                                      years

--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Internal auditors (Japan):                    ISS will classify any       -For ISS's position
Management proposals seeking to lengthen      proposed amendment to
the internal auditors' term in office to      companies' articles of
four years from three years (not to be        incorporation lengthening
confused with outside auditors). The          the internal auditors'
Japanese Commercial Code has recently been    term in office to four
amended to lengthen these terms.              years from three years as
                                              a negative provision. Since this
                                              is mandated by law, this amendment
                                              would not warrant an automatic
                                              vote recommendation against.

--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Compensation related:
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Stock options awards:                         ISS will evaluate this      - Against ISS
Shareholder proposals requiring               shareholder proposal on a   - Against all like
performance-based stock options.              CASE-BY-CASE basis.         shareholder proposals
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Treatment of stock option awards:             ISS will vote FOR           - For ISS's position
Shareholder proposals requiring the           shareholder proposals
expensing of stock option awards.             asking the company to
                                              expense stock options, unless the
                                              company has already publicly
                                              committed to expensing options by
                                              a certain date.
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Holding periods:                              ISS will vote FOR           - Against ISS
Shareholder proposals seeking to ban stock    shareholder proposals       - Against all like
sales by executives by establishing holding   asking companies to adopt   shareholder proposals
periods.                                      full tenure holding
                                              periods for their executives,
                                              unless the company has already
                                              established some sort of holding
                                              period.
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Future stock option awards:                   ISS will generally vote     - For ISS's position
Shareholder proposals requesting to ban       AGAINST shareholder
executive stock options.                      proposals to ban future
                                              stock option grants to
(Possible targets: AOL-Time Warner,           executives. This may be
Verizon, Wells Fargo, Baker Hughes, Baxter    supportable in extreme
International, American Express, and Amgen.)  cases where a company is a serial repricer, has a huge
                                              overhang, or has a highly dilutive
                                              broad-based (non-approved) plans
                                              and is not acting to correct the
                                              situation.
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Supplemental Executive Retirement Plans       ISS will generally vote     - For ISS's position
(SERPs):                                      FOR these types of
Shareholder proposal requiring companies to   shareholder proposals.
report on their executive retirement
benefits (deferred compensation,
split-dollar life insurance, SERPs, and
pension benefits.
(Possible targets: Hilton Hotels,
Coca-Cola, Banc One, Exelon, General
Electric, US Bancorp, and Sears.)
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Extraordinary benefits:                       ISS will evaluate this      - Against ISS's
Shareholder proposal requiring shareholder    shareholder proposal on a   position
approval of extraordinary pension benefits    CASE-BY-CASE basis.         - Against all like
for senior executives under the company's                                 shareholder proposals
SERP.
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Option grants to employees of "related        ISS will recommend voting   - For ISS's position
companies" (Japan):                           AGAINST option
Management will request option grants to      plans/grants to directors
directors or employees of  "related           or employees of  "related
companies." Companies typically do not        companies," even though
specifying whether these are subsidiaries,    they meet our criteria
or customers, suppliers, consultants, or      for dilution and exercise
other such companies whose employees          price, without adequate
                                              disclosure and
                                              justification.
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Compensation (Tax Havens):                     ISS will evaluate           - For ISS's position
Management proposals requesting share         compensation proposals on
option schemes or amending an existing        a CASE-BY-CASE basis.
share option scheme.
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Executive service contracts (U.K.):           ISS vote AGAINST            - Against ISS's
Management may propose director nominees      directors who have          position
who have service contracts that exceed the    service contracts of        - Against all like
Combined Code's recommendation of one-year.   three years, which exceed   shareholder proposals
(The exceptions to the code would be in       best practice and any
cases of new recruits with longer notice or   change-in-control
contract periods, which should, however, be   provisions.
reduced after the initial period.)
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Board of directors:
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Board independence:                           ISS will vote FOR these     - For ISS's position
Shareholder proposals requiring 2/3's of      shareholder proposals,
the board to be independent.                  unless the board is
                                              effectively in compliance
                                              with the request based on
                                              ISS's definition of
                                              independence.
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Key committee composition:                    ISS will WITHHOLD votes     - For ISS's position
Management proposals requesting reelection    from any insiders or
of insiders or affiliated directors who       affiliated outsiders on
serve on audit, compensation, and             audit, compensation or
nominating committees.                        nominating committees.
                                              ISS will WITHHOLD votes from any
                                              insiders or affiliated outsiders
                                              on the board if any of these key
                                              committees has not been
                                              established.
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Single-slate board elections (Canada):        Fairvest/ISS will insert    - For ISS's position
Half of all Canadian companies do not         strong language in our
present director nominees on the proxy        analyses to highlight our
individually, but rather included one item    disapproval of the
encompassing the entire slate of nominees     `single-slate' approach
to the board.                                 and call on companies to
                                              unbundle the director
                                              nominees up for
                                              election/reelection
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Board structure (France):                     ISS will examine these      - For ISS's position
Management may propose a different board      proposals on a
structure. The French Commercial Code gives   CASE-BY-CASE basis.
companies three options in respect to their
board structure.
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Separation of chairman and chief executive    ISS will generally          - Against ISS's
posts:                                        support this shareholder    position
Shareholder proposals requiring these         proposal.                   - Against all like
positions to be held by different                                         shareholder proposals
individuals.
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Combined Chairman/CEO (U.K.):                 ISS will recommend voting   - Against ISS's
Management proposals seeking the reelection   AGAINST a director          position
of an individual who holds both the offices   nominee who is both         - Against all like
of chairman and CEO.                          chairman and CEO if there   shareholder proposals
                                              is no adequate
                                              justification provided by
                                              the company.
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Collective responsibility (Japan):            In cases where a company    - For ISS's position
Management proposals seeking the reelection   has committed some
of directors directly responsible for a       fraudulent or criminal
company's well-publicized scandal.            act, ISS will recommend
                                              voting AGAINST the
                                              representative
                                              director(s) and
                                              individuals personally
                                              implicated in the
                                              wrongdoing.
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Other:
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Equal access:                                 ISS will evaluate this      - Against ISS's
Shareholder proposal requiring companies to   shareholder proposal on a   position
give shareholders access to the proxy         CASE-BY-CASE basis.         - Against all like
ballot for the purpose of nominating board                                shareholder proposals
members.
(Possible targets of binding proposal:
Citigroup, Sears, Exxon-Mobil. Possible
targets of non-binding proposal: AOL-Time
Warner, Kodak, and Bank of New York.)
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Reincorporation:                              ISS will evaluate this      - For ISS's position
Shareholder proposal requiring offshore       shareholder proposal on a
companies to reincorporate into the United    CASE-BY-CASE basis
States.
(Possible targets of non-binding proposal:

Ingersoll-Rand, Tyco International, Cooper
Industries, McDermott International,
Carnival Corp., Schlumberger Ltd., Nabors
Industries, and Transocean Inc.)
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- -----------------------
Quorum requirements (Japan):                  ISS will recommend voting
Management proposal amending their articles   AGAINST this resolution.    - For ISS's position
to relax their quorum requirement for
special resolutions (including mergers,
article amendments, and option plans) from
one-half to one-third of issued capital
(although such resolutions would still
require two-thirds majority of votes cast).
--------------------------------------------- --------------------------- -----------------------
--------------------------------------------- --------------------------- --------------------
Clarifications:
--------------------------------------------- --------------------------- --------------------
--------------------------------------------- --------------------------- --------------------
Instances Where Bank of New York's            ISS currently provides      # 3
Guidelines Do Not Provide Specific            three options in these
Instructions                                  instances:
                                              1)  Default to ISS' baseline
                                                  policy and provide Bank of New
                                                  York with voting rationale
                                                  while Bank of New York still
                                                  retains the right to override
                                                  ISS' vote recommendations;

                                              2)  Refer item to Bank of New York
                                                  for internal review, which
                                                  requires that Bank of New York
                                                  sends ISS its vote
                                                  instructions upon each
                                                  referral (Note that this
                                                  option will increase your
                                                  workload);

                                              3)  Vote with management, while
                                                  Bank of New York retains the
                                                  right to override management's
                                                  recommendation.
--------------------------------------------- --------------------------- --------------------
--------------------------------------------- --------------------------- ---------------------
Lack of Information.                          In many global markets,
                                              there are instances where
                                              there is not enough
                                              information to make an
                                              informed decision or the
                                              company fails to disclose
                                              the information..  ISS
                                              typically votes against
                                              these items.  As this
                                              issue is not addressed in
                                              Bank of New York's
                                              current policy, ISS is
                                              seeking Bank of New
                                              York's clarification on
                                              whether it shall choose
                                              to follow ISS guidelines
                                              on these issues.
--------------------------------------------- --------------------------- ---------------------
--------------------------------------------- --------------------------- --------------------
Debt Requests                                 In markets such as          - For ISS's
                                              France, Latin America,      position
                                              and India, companies
                                              often propose to pledge
                                              their assets for debt, or
                                              seek to issue
                                              bonds/warrants which
                                              increase debt-to-equity
                                              ratios up to 300
                                              percent.  ISS policy is
                                              to support debt-to-equity
                                              ratios between zero to
                                              100 percent.  Anything
                                              beyond 100 percent would
                                              require further
                                              assessment such as a
                                              comparison to its peers
                                              in the industry, or
                                              country of origin.  As
                                              this issue is not
                                              addressed in Bank of New
                                              York's current policy,
                                              ISS is seeking Bank of
                                              New York's clarification
                                              on whether it shall
                                              choose to follow ISS
                                              guidelines on these
                                              issues.
--------------------------------------------- --------------------------- --------------------

Performance-based stock options:

Performance-based stock options are awards granted to participants on the condition that performance hurdles are met in a certain period of time. Performance criteria attached to awards could require: increased share price, company's ranking compared to competing companies in industry i.e. a "peer group," or historical price performance.

There are a variety of ways shareholders will propose this item. These include:

o       Require all awards to be performance based.
o Extend awards to lower-ranking employees instead of granting such awards to executives only.

Ban stock sales by executives (holding periods):

Companies are requiring executives who have met the performance criteria attached to option awards to hold onto the shares received (upon exercise) for a period of time. This is often referred to as a "holding period" and can range from one year to the entirety of the executives' tenure with the company. The principle behind this requirement is that stock ownership is linked to improved executive performance.

If companies do not have an equivalent provision, shareholders could propose this item:

o Require companies to adopt full tenure holding periods for their executives for all option awards. (Some proposals may specify holding periods shorter than full tenure.)

Shareholder proposals to ban future stock option grants to executives.

Many companies believe that stock option grants to executives properly incentivise them and improve the company's performance.

Shareholders may propose this item:

o Forbid company from granting stock options to executives.

Targets:   AOL-Time  Warner,   Verizon,   Wells  Fargo,  Baker  Hughes,   Baxter
International, American Express, and Amgen

Supplemental executive retirement plans (SERPs)

Recently shareholders have become more interested in executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits). Many shareholders believe extraordinary pension benefits for senior executives under the company's SERP should require shareholder approval. This would allow shareholders to evaluate whether a company is should have the sole discretion of administering its SERP program and would prevent abuse of post employment benefits.

There are a few ways shareholders could address this issue:

o Require company to formulate a report detailing their executive retirement benefits.

o Require shareholder approval of extraordinary pension benefits for senior executives under the company's SERP.

Equal access:

One of the key rights that shareholders can utilize is the nomination of board candidates. However, companies make it difficult for shareholders to access this authority. Currently, the SEC allows only candidates nominated by management to appear on proxies. Shareholders are then saddled with both the burden and expense of proxy solicitation to nominate their candidates. This leaves shareholders with two options: support or oppose the candidates. Of additional concern, is the ability of a director to serve even if the majority of shares oppose a nominee. Due to plurality, a director could serve even if he/she receives only one vote.

This item could appear on proxies:

o Grant shareholder access to the proxy ballot to nominate board members.

Targets (binding proposal): Citigroup, Sears, Exxon-Mobile
Targets (non-binding proposal): AOL-Time Warner, Kodak, Bank of New York

Reincorporation of offshore companies

Offshore companies will receive shareholder proposals calling for companies incorporated in offshore tax havens to return to the U.S.

Shareholders of offshore companies may be severely limited in their ability to bring derivative lawsuits against the company's management in the event of some illegal actions. Pension funds are concerned with the increased difficulty in holding companies incorporated offshore accountable for legal wrongdoing. Additionally, the proponents mention the "lack of recognition of the right of fewer than all shareholders to act by written consent in lieu of a meeting" as one point of contention. Of additional concern is the negative sentiment associated with U.S. companies going abroad. In a post September 11 economy, companies that choose to reincorporate may be viewed as unpatriotic.

Reincorporation into tax havens, such as Bermuda and Panama, has allowed companies to avoid taxes by transferring profits earned in the U.S. to a paper company located in one of these tax havens that has a special tax treaty with the U.S. Many of these treaties allow companies to transform taxable profits into deductible-expenses on American tax returns. These deductible-expenses include royalties for use of the company's logo, interest payments to the overseas company, and fees for management advice from the overseas company. Many of the companies using this strategy anticipate an accounting reduction in their worldwide income from more than a third of their profits to a quarter or less.

Targets (non-binding proposal): Ingersoll-Rand, Tyco International, Cooper Industries, McDermott International, Carnival Corp., Schlumberger Ltd., Nabors Industries, and Transocean Inc.

--------------------------------------------- --------------------------- --------------------
Clarifications:                               ISS policy                  BONY's policy
--------------------------------------------- --------------------------- --------------------
--------------------------------------------- --------------------------- --------------------
Instances Where BONY's Guidelines Do Not      ISS currently provides
Provide Specific Instructions                 three options in these
                                              instances:
                                              4)      Default to ISS'
                                                  baseline policy and provide
                                                  BONY with voting rationale
                                                  while BONY still retains the
                                                  right to override ISS' vote
                                                  recommendations;

                                              5)  Refer item BONY for internal
                                                  review, which requires that
                                                  BONY sends ISS its vote
                                                  instructions upon each
                                                  referral (Note that this
                                                  option will increase your
                                                  workload);

                                              6)  Vote with management, while
                                                  BONY retains the right to
                                                  override management's
                                                  recommendation.

--------------------------------------------- --------------------------- --------------------








                                     PART C
                                OTHER INFORMATION

Item 23.              Exhibits

               Item (a).  Declaration of Trust(1)

               Item (b).  Current Bylaws(1)

               Item (c).  Not Applicable

               Item (d).   Investment  Advisory   Agreement(3);   Amendment  to
               Investment Advisory Agreement(5); Amendments to Investment Advisory Agreement(6) and the Sub-Advisory Agreement between GW Capital Management, LLC, BNY Investments, and Orchard Series Fund(7)

               Item (e).  Form of Underwriting Agreement (6)

               Item (f).  Not Applicable

               Item (g).  Form of Custodian Agreement(2)

               Item (h).  Form of Transfer Agency Agreement(2);

               Item (i).  Opinion of R.B. Lurie(2)

               Item (j). Consent of Deloitte & Touche LLP, Independent Auditors for the Trust is filed herewith as Exhibit 23(j).

               Item (k).  Not Applicable

               Item (l).  Form of Subscription Agreement(2)

               Item (m).  Not Applicable

               Item (n).  Not Applicable

--------

(1) Incorporated by reference to Registrant's Registration Statement dated July 31, 1996.

(2) Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 to its Registration Statement filed January 28, 1997.

(3) Incorporated by reference to Registrant's Post-Effective Amendment No. 3 to its Registration Statement filed March 2, 1998.

(4) Incorporated by reference to Registrant's Post-Effective Amendment No. 9 to its Registration Statement filed June 8, 2000.

(5) Incorporated by reference to Registrant's Post-Effective Amendment No. 10 to its Registration Statement filed August 21, 2000.

(6) Incorporated by reference to Registrant's Post-Effective Amendment No. 14 to its Registration Statement filed February 28, 2002.

(7) Incorporated by reference to Registrant's Post-Effective Amendment No. 15 to its Registration Statement filed March 26, 2003.

                                  C-1

               Item (o).  Not Applicable

               Item (p). Codes of Ethics for GW Capital Management, LLC and the Trust(4); Code of Ethics for BNY Investment Advisors(6) .

Item 24.       Persons Controlled by or under Common Control with Registrant.
               -------------------------------------------------------------

               See the organizational chart on page C-2.

                              ORGANIZATIONAL CHART

(State/Country of Organization) - Nature of Business
Power Corporation of Canada (Canada) - Holding and Management Company
   100.0%  - 2795957 Canada Inc. (Canada) - Holding Company

       100.0%  - 171263 Canada Inc. (Canada) - Holding Company
           67.1%  - Power Financial Corporation (Canada) - Holding Company
            74.6%  - Great-West Lifeco Inc. (Canada) - Holding Company
               100.0% - GWL&A Financial (Canada) Inc. (Canada) - Holding Company

                100.0% - GWL&A Financial (Nova Scotia) Co. (Canada) - Holding Company
                  100.0% - GWL&A Financial Inc. (Delaware) - Holding Company
                  100.0% - Great-West Life & Annuity Capital I (Delaware) - Business
                           Trust

                  100.0% - Great-West Life & Annuity Insurance Company (Colorado) - Life and Health
                       Insurance Company
                       100.0% - First Great-West Life & Annuity Insurance Company (New York) -
                       Life and Health Insurance Company
                       100.0% - Advised Assets Group, LLC (Colorado) - Investment Adviser
                       100.0% - Alta Health & Life Insurance Company (Indiana) - Life and Health
                       Insurance Company

                              100.0%  - Alta Agency, Inc. (New York) - Insurance Agency
                      100.0%  - BenefitsCorp, Inc. (Delaware) - Insurance Agency

                              100.0%  - GWFS Equities, Inc. (Delaware) - Securities Broker/Dealer



                             100.0% - BenefitsCorp, Inc. of Wyoming, Inc. (Wyoming) - Insurance Agency



                      100.0%  - Canada Life Insurance Company of America (Michigan) -
                      Insurance Agency
                             100.0%  - Canada Life of America Financial Services, Inc. (Georgia) -

                             Securities Broker/Dealer

                             100.0% - Canada Life Insurance Company of New York
                             (New York) - Insurance Agency
                             100.0% - National Plan Coordinators of Delaware, Inc. (Delaware) -
                             Third Party Administrator
                                    100.0% - NPC Administrative Services Corporation (California) -
                                    Administrative Services
                                    100.0% - NPC Securities, Inc. (California) - Securities
                                    Broker/Dealer
                                    100.0% - NPC of Washington, Inc. (Washington) - Third
                                    Party Administrator
                                    100.0% - P.C. Enrollment Services & Ins. Brokerage, Inc.
                                    (Massachusetts) - Insurance Agency
                             100.0% - EMJAY Corporation (Wisconsin) - Record-keeping and
                             Trustee Services
                      100.0%  - Great-West Healthcare Holdings, Inc. (Colorado) - Holding Company



                             100.0% - Great-West Healthcare, Inc. (Vermont) - Preferred Provider
                             Organization
                             100.0% - Great-West Healthcare of Arizona, Inc. (Arizona) - Health
                             Maintenance Organization

                                      C-2

                             100.0% - Great-West Healthcare of California, Inc. (California) -
                             Health Maintenance Organization
                             100.0% - Great-West Healthcare of Colorado, Inc. (Colorado) - Health
                             Maintenance Organization
                             100.0% - Great-West Healthcare of Florida, Inc. (Florida) - Health
                             Maintenance Organization
                             100.0% - Great-West Healthcare of Illinois, Inc. (Illinois) - Health
                             Maintenance Organization
                             100.0% - Great-West Healthcare of Georgia, Inc. (Georgia) - Health
                             Maintenance Organization
                             100.0% - Great-West Healthcare of Indiana, Inc. (Indiana) - Health
                             Maintenance Organization
                             100.0% - Great-West Healthcare of Kansas/Missouri, Inc. (Kansas) -
                             Health Maintenance Organization
                             100.0% - Great-West Healthcare of Massachusetts, Inc. (Massachusetts) -
                             Health Maintenance Organization
                             100.0% - Great-West Healthcare of New Jersey, Inc. (New Jersey) -
                             Health Maintenance Organization
                             100.0% - Great-West Healthcare of North Carolina, Inc. (North Carolina) -
                             Health Maintenance Organization
                             100.0% - Great-West Healthcare of Ohio, Inc. (Ohio) - Health
                             Maintenance Organization
                             100.0% - Great-West Healthcare of Oregon, Inc. (Oregon) - Health
                             Maintenance Organization
                             100.0% - Great-West Healthcare of Pennsylvania, Inc. (Pennsylvania) -
                             Health Maintenance Organization
                             100.0% - One Health Plan of Tennessee, Inc. (Tennessee) - Health
                             Maintenance Organization
                             100.0% - Great-West Healthcare of Texas, Inc. (Texas) - Health
                             Maintenance Organization
                             100.0%  - Great-West Healthcare of Washington, Inc. (Washington) -
                             Health Maintenance Organization
                             100.0%  - One Orchard Equities, Inc. (Colorado) - Securities
                             Broker/Dealer


                      100.0%  - Financial Administrative Services Corporation (Colorado) -
                      Third Party Administrator
                      100.0%  - GWL Properties, Inc. (Colorado) - Real Property Corporation
                        50.0% - Westkin Properties Ltd. (California) - Real Property  Corporation

                      100.0%  - Great-West Benefit Services, Inc.(Delaware) - Leasing Company
                        89.3%  - Maxim Series Fund, Inc. (Maryland) - Investment Company

                      100.0% - GW Capital Management, LLC (Colorado) - Investment Adviser
                             100.0% - Orchard Capital Management, LLC (Colorado) - Investment
                             Adviser
                             100.0%  - Greenwood Investments, LLC (Colorado) - Securities
                             Broker/Dealer

                        14.1%  - Orchard Series Fund (Delaware) - Investment Company
                       100.0%  - Orchard Trust Company (Colorado) - Trust Company


Item 25.       Indemnification.
               ---------------

        Article X of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present trustee or officer of the Trust. It states that the Registrant shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him or her in connection with any claim, action suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, an officer, or both.

                                      C-3

Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

Item 26.       Business and Other Connections of Investment Adviser.
               ----------------------------------------------------

        Registrant's investment adviser, GW Capital Management, LLC ("GW Capital Management"), is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), which is a wholly-owned subsidiary of Great-West Lifeco, Inc. GW Capital Management provides investment advisory services to various unregistered separate accounts of GWL&A and to Great-West Variable Annuity Account A and the Maxim Series Fund, Inc., which are registered investment companies. The directors/managers and officers of GW Capital Management have held, during the past two fiscal years, the following positions of a substantial nature.

Name                         Position(s)
Mitchell T.G. Graye          Manager,   Chairman  and   President,   GW  Capital   Management;
                             Executive   Vice  President  and  Chief   Financial   Officer  of
                             Great-West  Life & Annuity  Insurance  Company (since June 1996);
                             Executive  Vice  President and Chief  Financial  Officer,  United
                             States  Operations,  The Great-West Life Assurance Company (since
                             June  1996);   Executive  Vice  President  and  Chief   Financial
                             Officer,  Alta Health & Life  Insurance  Company;  Executive Vice
                             President and Chief Financial  Officer,  First  Great-West Life &
                             Annuity  Insurance  Company;  Executive  Vice President and Chief
                             Financial  Officer,   GWL&A  Financial,   Inc.;   Executive  Vice
                             President,  Orchard  Trust  Company;  previously  Executive  Vice
                             President and Chief Operating  Officer,  Harris  Methodist Health
                             Plan (since March  1995);  Director,  Maxim  Series  Fund,  Inc.;
                             Committee   Member,   Great-West   Variable  Annuity  Account  A;
                             Trustee, Orchard Series Fund.

Wayne T. Hoffmann            Manager and Vice President, GW Capital Management; Vice President,
                             Investments, First Great-West Life & Annuity Insurance Company and
                             GWL&A; Manager, Orchard Capital Management, LLC.

S. Mark Corbett              Manager and Vice President, GW Capital Management; Vice President,
                             Investments, First Great-West Life & Annuity Insurance Company and
                             GWL&A; Manager, Orchard Capital Management, LLC.

Douglas L. Wooden            Manager,  GW  Capital   Management;   Executive  Vice  President,
                             Financial  Services,  GWL&A and First  Great-West  Life & Annuity
                             Insurance  Company;  Director,   Chairman,  President  and  Chief
                             Executive   Officer,   Orchard  Trust   Company;   President  and
                             Director,    Financial   Administrative   Services   Corporation;
                             Director/Trustee,  Orchard Series Fund,  Maxim Series Fund, Inc.,
                             Great-West   Variable   Annuity   Account  A,   Orchard   Capital
                             Management, LLC and Orchard Trust Company.

Graham R. McDonald           Treasurer, GW Capital Management;  Treasurer,  Maxim Series Fund,
                             Inc.,  Orchard Series Fund,  Great-West  Variable Annuity Account
                             A; Vice President,  Corporate Finance and Investment  Operations,
                             GWL&A.

Beverly A. Byrne             Secretary,  GW Capital  Management;  Vice President,  Counsel and
                             Assistant   Secretary,   GWL&A,   GWL&A  Financial  Inc.,   First
                             Great-West  Life & Annuity  Insurance  Company  and Alta Health &
                             Life Insurance  Company;  Vice President,  Counsel and Secretary,
                             Financial  Administrative  Services Corporation;  Secretary,  One
                             Orchard   Equities,    Inc.,    Greenwood    Investments,    LLC,
                             GWFS   Equities,   Inc.,   BenefitsCorp,   Inc.,  Orchard Capital
                             Management,   LLC,   National  Plan   Coordinators   of Delaware,
                             Inc.,  NPC  Securities,   Inc.,  NPC   Administrative Services

                                      C-4

                             Corporation,  National Plan  Coordinators  of Washington,  Inc.,  P.C.
                             Enrollment Services & Insurance  Brokerage,  Inc.,  Great-West Benefit
                             Services,  Inc.,  Great-West  Variable Annuity Account A, Maxim Series
                             Fund, Inc. and Orchard Series Fund.

Item 27.                     Principal Underwriter.
                             ---------------------

                             (a) Greenwood Investments, LLC serves as the principal underwriter for the Trust and Maxim Series Fund, Inc.


                             (b)    The principal business address of the
                                    directors and officers of Greenwood
                                    Investments, LLC named below is 8515 East
                                    Orchard Road, Greenwood Village, Colorado
                                    80111-5002.


           Positions and Offices               Positions and Offices
 Name                with Underwriter                    with Registrant
 ------              ----------------                    ---------------
 D.G. McLeod                  Manager                    None
 G.R. McDonald                Manager and President      Treasurer
 Beverly A. Byrne                    Manager and Secretary
         Secretary
 D.T. Buhler                  Chief Compliance Officer   Secretary

        (c) Not applicable.

Item 28.Location of Accounts and Records.


All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of: Orchard Series Fund, 8515 East Orchard Road, Greenwood Village, Colorado 80111-5002; GW Capital Management, LLC, 8515 East Orchard Road, Greenwood Village, Colorado 80111-5002; Financial Administrative Services Corporation, 8515 East Orchard Road, Greenwood Village, Colorado 80111-5002; or BNY Investment Advisors, One Wall Street, New York, New York 10286.


Item 29.  Management Services.

          Not applicable.

Item 30.  Undertakings.

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940 as it relates to the assistance to be rendered to shareholders with respect to the calling of a meeting to replace a trustee.

                                      C-5

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Orchard Series Fund certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 16 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Greenwood Village in the State of Colorado on the 27th day of February 2004.



                                           ORCHARD SERIES FUND
                                            /s/ W.T. McCallum
                                            ------------------------------------
                                            W.T. McCallum

President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                                          Title                Date
---------                                          -----                ----


/s/ W.T. McCallum_____________________________     President            February 27, 2004
W.T. McCallum                                      and Trustee


/s/ G. McDonald________________________________    Treasurer            February 27, 2004
G. McDonald


/s/ R.P. Koeppe*________________________________   Trustee              February 27, 2004
R.P. Koeppe


/s/ R. Jennings*________________________________   Trustee              February 27, 2004
R. Jennings


/s/ M.T.G. Graye_______________________________    Trustee              February 27, 2004
M.T.G. Graye


/s/ S. Zisman*__________________________________   Trustee              February 27, 2004
S. Zisman



*By: /s/ B.A. Byrne_____________________________
        B.A. Byrne
           Attorney-in-fact pursuant to Powers of Attorney incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement filed on August 1, 1997.

                                      C-6

                                  EXHIBIT INDEX

Exhibit          Description

23(j)            Consent of Deloitte & Touche LLP (filed herewith)